[MHM, December 26, 2008]
[Translation]

ANNUAL SECURITIES REPORT
(The Fourteenth Fiscal Year)
From: July 1, 2007
To: June 30, 2008

PUTNAM EUROPE EQUITY FUND

ANNUAL SECURITIES REPORT
(The Fourteenth Fiscal Year)
From: July 1, 2007
To: June 30, 2008

To: Director of Kanto Local Finance Bureau

Filing Date: December 26, 2008

Name of the Registrant Trust:	PUTNAM EUROPE EQUITY FUND

Name and Official Title of Representative	Charles E. Porter
Of Trustees:	Executive Vice President, Associate Treasurer,
Principal Executive Officer, and Compliance
Liaison

Address of Principal Office:	One Post Office Square
Boston, Massachusetts 02109
U. S. A.

Name and Title of Registration Agent:	Harume Nakano
Attorney-at-Law

Ken Miura
Attorney-at-Law

Address or Place of Business	Marunouchi Kitaguchi Building,
6-5, Marunouchi 1-chome,
Chiyoda-ku, Tokyo

Name of Liaison Contact:	Harume Nakano
Ken Miura
Attorneys-at-Law

Place of Liaison Contact:	Mori Hamada & Matsumoto
Marunouchi Kitaguchi Building,
6-5, Marunouchi 1-chome,
Chiyoda-ku, Tokyo

Phone Number:	03-6212-8316

Places where a copy of this Annual Securities Report is available for Public Inspection

Not applicable.

Note 1:  U.S.$ amount is translated into Japanese Yen at the rate of U.S.$l.00= JPY98.40, the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi UFJ, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on October 31, 2008.

Note 2:  In this document, money amounts and percentages ending in the numeral 5 or higher have been rounded up to 10 and otherwise rounded down. Therefore, there are cases in which the amount for the "total” column is not equal to the aggregate amount. Also, conversion into other currencies is done by simply multiplying the corresponding amount by the conversion rate specified and rounding the resulting number up to 10 if the amount ends in the numeral 5 or higher and is otherwise rounded down when necessary. As a result, in this document, there are cases in which Japanese yen figures for the same information differ from each other.

Note 3:  In this report, "fiscal year" refers to a year from July 1 to June 30 of the following year. However, the first fiscal year for Class M shares refers to a period from December 1, 1994 (Inception of the Class) to June 30, 1995.

PART I.	INFORMATION CONCERNING FUND
I.	DESCRIPTION OF THE FUND
1.	NATURE OF THE FUND
2.	INVESTMENT POLICY
3.	INVESTMENT RISKS
4.	FEES AND TAX
5.	STATUS OF INVESTMENT FUND
II.	SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT FUND
SECURITIES

PART II.	DETAILED INFORMATION ON THE FUND
I.	ADDITIONAL INFORMATION ON THE FUND
II.	PROCEDURES, ETC.
III.	MANAGEMENT AND ADMINISTRATION
IV.	FINANCIAL CONDITION OF THE FUND
V.	RECORD OF SALES AND REPURCHASES

PART III.	SPECIAL INFORMATION
I.	OUTLINE OF THE MANAGEMENT COMPANY
II.	OUTLINE OF THE OTHER RELATED COMPANIES
III.	OUTLINE OF INVESTMENT FUND SYSTEM

[The description on the above items is the same as the one in Securities Registration Statement of the Fund.]

IV. REFERENCE INFORMATION

The following documents in relation to the Fund were filed with the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan (with respect to the Fund's accounting period from July 1, 2007 to June 30, 2008).

July 30, 2007	Amendment to Securities Registration Statement
Extraordinary Report

September 28, 2007	Amendment to Securities Registration Statement

December 28, 2007	Securities Registration Statement
Annual Securities Report (for the Thirteenth Fiscal Year)

March 31, 2008	Semi-annual Report (during the Fourteen Fiscal Year)
Amendment to Securities Registration Statement

[MHM, December 26, 2008]
[Translation]

SECURITIES REGISTRATION STATEMENT
(For NAV Sale)

PUTNAM EUROPE EQUITY FUND

SECURITIES REGISTRATION STATEMENT
(For NAV Sale)

To: Director of Kanto Local Finance Bureau

Filing Date: December 26, 2008

Name of the Registrant Trust:	PUTNAM EUROPE EQUITY FUND

Name and Official Title of	Charles E. Porter
Representative Of Trustees:	Executive Vice President, Associate Treasurer,
Principal Executive Officer and Compliance Liaison

Address of Principal Office:	One Post Office Square
Boston, Massachusetts 02109
U. S. A.

Name and Title of Registration Agent:	Harume Nakano
Attorney-at-Law

Ken Miura
Attorney-at-Law

Address or Place of Business	Marunouchi Kitaguchi Building,
6-5, Marunouchi 1-chome
Chiyoda-ku, Tokyo

Name of Liaison Contact:	Harume Nakano
Ken Miura
Attorneys-at-Law

Place of Liaison Contact:	Mori Hamada & Matsumoto
Marunouchi Kitaguchi Building,
6-5, Marunouchi 1-chome
Chiyoda-ku, Tokyo

Phone Number:	03-6212-8316

- ii -

Public Offering or Sale for Registration

Name of the Fund Making Public Offering or Sale of Foreign Investment Fund Securities:
PUTNAM EUROPE EQUITY FUND

Aggregate Amount of Foreign Investment Fund Securities to be Publicly Offered or Sold:
Up to 708.5 million U.S. dollars (JPY 69.7 billion.)

Note : U.S. $ amount is translated into Japanese Yen at the rate of 1 USD=JPY 98.40, the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi UFJ, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on October 31, 2008.

Places where a copy of this Securities Registration
Statement is available for Public Inspection

Not applicable.

PART I. INFORMATION CONCERNING SECURITIES

1. NAME OF FUND:

PUTNAM EUROPE EQUITY FUND (hereinafter referred to as the "Fund")

2. NATURE OF FOREIGN INVESTMENT FUND SECURITIES CERTIFICATES:

Six classes of shares (Class A shares, Class B shares, Class C shares, Class M shares, Class R shares and Class Y shares) being all registered without par value. In Japan, only Class M shares (all hereinafter referred to as the "Shares") are for public offering. No rating has been acquired. The Shares are additional offering type.

3. TOTAL AMOUNT OF OFFERING PRICE:

Up to 708.5 million U.S. Dollars (JPY 69.7 billion).

Note 1: Dollar amount is translated, for convenience, at the rate of $1.00= JPY 98.40(the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi UFJ, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on October 31, 2008). The same applies hereinafter.

Note 2: In this document, money amounts and percentages ending in the numeral 5 or higher have been rounded up to 10 and otherwise rounded down. Therefore, there are cases in which the amount for the "total” column is not equal to the aggregate amount. Also, conversion into other currencies is done by simply multiplying the corresponding amount by the conversion rate specified and rounding the resulting number up to 10 if the amount ends in the numeral 5 or higher and otherwise rounding down when necessary. As a result, in this document, there are cases in which Japanese yen figures for the same information differ from each other.

4. ISSUE PRICE:

The Net Asset Value per Share is calculated the day after the application for purchase is received by the Fund. Investors can inquire of SMBC Friend Securities Co., Ltd., described in Item 8 below, about the issue price.

5. SALES CHARGE:

Class M Shares:

The sales charge (in Japan) is 3.675% (3.50% without a consumption tax) of the Net Asset Value.

Note: 0.50% of the amount calculated by dividing the Net Asset Value by (1-0.035) and rounding to three decimal places will be retained by Putnam Retail Management Limited Partnership, principal underwriter of the Fund.

6. MINIMUM AMOUNT OR NUMBER OF SHARES FOR SUBSCRIPTION:

The minimum amount for purchase of Shares is 100 Shares. Shares may be purchased in integral multiples of 10 Shares.

7. PERIOD OF SUBSCRIPTION:

From December 29, 2008 (Monday) to December 28, 2009 (Monday) provided that the subscription is handled only on a day that is both a Fund Business Day and a business day when securities companies are open for business in Japan.

Note: A "Fund Business Day" means a day on which the New York Stock Exchange is open for business.

8. PLACE OF SUBSCRIPTION:

SMBC Friend Securities Co., Ltd. (hereinafter referred to as "SMBC Friend" or the "Distributor") 7-12, Nihonbashi-kabutocho, Chuo-ku, Tokyo

Note: The subscription is handled at the head office and the branch offices in Japan of the above-mentioned securities company.

9. DATE OF PAYMENT:

Investors shall pay the Issue Price and Sales Charge to SMBC Friend within 4 business days in Japan from the day when SMBC Friend confirms the execution of the order (the "Trade Day"). The total issue price for each Application Day will be transferred by SMBC Friend to the account of the Fund’s underwriter within 4 Fund Business Days (hereinafter referred to as "Payment Date") from (and including) the Application Day.

10. PLACE OF PAYMENT:

SMBC Friend

11. MATTERS REGARDING TRANSFER AGENT:

Not applicable.

12. MISCELLANEOUS:

(A) DEPOSIT FOR SUBSCRIPTION:

None

(B) Method of Subscription:

Investors who subscribe to Shares shall enter into an agreement with a Sales Handling Company concerning transactions of foreign securities. A Sales Handling Company shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account and other prescribed contracts (the "Contracts"), and the investors shall submit to the Sales Handling Company an application requesting the opening of a transactions account under the Contracts. The subscription amount shall be paid in yen in principle and the yen exchange rate shall be the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day of each subscription, which shall be determined by such Sales Handling Company.

SMBC Friend shall pay the subscription amount in dollars to the account of the Fund’s underwriter for the Fund on the Payment Date.

(C) PAST PERFORMANCE

The performance information below gives some indication of the risks and potential rewards associated with an investment in the Fund and why a long-term investment horizon is important. The bar chart shows calendar year returns and the average annual total return over the past 10 years for the Fund’s class M shares.

Performance figures in the bar chart do not reflect the impact of sales charges. If they did, performance would be less than that shown. Although this information can be valuable, it is important to remember that past performance is not necessarily an indication of future results.

Annual performance of Class M shares at NAV

- Year-to-date performance through 9/30/08 was -30.81%.

- In the Fund’s best calendar quarter during this period (Q4 99), a $1,000 investment would have grown 21.59% to $1,216.

- In the Fund’s worst calendar quarter during this period (Q3 02), a $1,000 investment would have declined 23.51% to $765.

Average Annual Total Returns (for periods ending 12/31/07)

	Past 1 year	Past 5 years	Past 10 years

Class M before taxes	2.77%	18.21%	7.25%

Morgan Stanley	13.86%	22.78%	9.55%
Capital International
(MSCI) Europe Index

This table compares the Fund’s performance to that of a broad measure of market performance. Unlike the bar chart, this performance information reflects the impact of sales charges. (See (D) Costs associated with your investment for details.) Class M share performance reflects the current maximum initial sales charge of 3.50% . The Fund’s performance for portions of the period benefited from Putnam Investment Management, LLC’s agreement to limit the Fund’s expenses. The Fund's performance is compared to the Morgan Stanley Capital International (MSCI) Europe Index, an unmanaged index of Western European equity securities.

(D) COSTS ASSOCIATED WITH YOUR INVESTMENT

Maximum sales charges and redemption fees (paid directly from investor’s investment) This table summarizes the fees and expenses an investor may pay if an investor invests in the Fund. Expenses are based on the Fund’s last fiscal year.

Shareholder Fees (fees paid directly from an investor’s investment)

Class M Shares

Maximum Sales Charge (Load) Imposed on Purchases	3.50%
(as a percentage of the offering price)

Maximum Deferred Sales Charge (Load) (as a percentage of the	NONE*
original purchase price or redemption proceeds, whichever is lower)

Maximum Redemption Fee ** (as a percentage of total redemption	1.00%
proceeds)

* A deferred sales charge of 0.65% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge.

** A 1.00% redemption fee (also referred to as a “short-term trading fee”) may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. (Redemption fees will not apply to redemptions from omnibus accounts in which Japanese shareholders invest.)

Total Annual Fund Operating Expenses +
(expenses that are deducted from fund assets)

All mutual funds pay ongoing fees for investment management and other services. These charges, expressed as a percentage of fund assets, are known as the Total Annual Fund Operating Expenses.

The table below shows the Fund’s annual operating expenses for the fiscal year ended June 30, 2008 (except as otherwise indicated).

		Distribution		Total Annual
	Management	and Service	Other	Fund Operating
	Fees	(12b-1) Fees	Expenses^	Expenses

Class M	0.80%	0.75%	0.36%	1.91%

+ See the section “PART IV., I., 5.” on page 79 of the SRS for a discussion of regulatory matters and litigation.

^Includes estimated expenses attributable to the Fund’s investments in other investment companies that the Fund bears indirectly.

(E) HOW DO THESE FEES AND EXPENSES LOOK IN DOLLAR TERMS?

This example takes the maximum up-front sales charge and annual operating expenses and translates them into dollar amounts, showing the cumulative effect of these costs over time. This helps investors more easily compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that an investor invests $10,000 in the Fund for the time periods shown and then redeems all shares at the end of those periods. It also assumes a 5% return on an investor’s investment each year and that the Fund’s operating expenses remain the same. The example is hypothetical; actual costs and returns may be higher or lower.

EXAMPLE: Sales charge plus annual operating expenses on a $10,000 investment over time

1 year	3 years	5 years	10 years

Class M	$537	$929	$1,345	$2,505

(F) Offerings other than in Japan:

Shares are simultaneously offered in the United States of America.

(G) OUTLINE OF UNDERWRITING, ETC.:

1. SMBC Friend undertakes to make a public offering of Shares in accordance with an agreement dated June 22, 1998 with the Principal Underwriter in connection with the sale of the Shares in Japan.

2. SMBC Friend will execute or forward purchase orders and repurchase requests relating to the Shares received directly or indirectly through other sales and repurchase handling companies (each hereinafter referred to as a "Sales Handling Company") to the Fund.

Note: A "Sales Handling Company" means a financial instruments agent company and/or registration agent financial institution which shall conclude the agreement with a Distributor concerning agency business of shares of the Fund, act as agent for a Distributor for subscription or repurchase of shares of the Fund from investors, and handle the business, etc. concerning receipt of subscription money from investors or payment of repurchase proceeds to investors, etc.

3. The Fund has appointed SMBC Friend as the Agent Company in Japan.

Note: The "Agent Company" shall mean the company which, under a contract made with a foreign issuer of investment securities, makes public the Fund’s Net Asset Value per Share and submits or forwards the financial reports or other documents to the Japan Securities Dealers Association ("JSDA") or other Sales Handling Companies.

PART II. INFORMATION CONCERNING THE FUND

I. DESCRIPTION OF THE FUND

1. NATURE OF THE FUND

(A) Objectives and Basic Nature of the Fund:

GOAL

The Fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES- EUROPEAN STOCKS

We invest mainly in common stocks of European companies that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We also consider other factors we believe will cause the stock price to rise. Under normal circumstances, we invest at least 85% of the Fund’s net assets in European companies and at least 80% of the Fund’s net assets in equity investments. We invest mainly in midsized and large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets, such as those in Eastern Europe.

LIMITATION TO THE AMOUNT OF THE TRUST MONEY

No limitation is set to the amount of the trust money.

(B) Structure of the Fund:

(1) Affiliated Companies of the Fund:

Names of the affiliated companies of the Fund and their roles in the operation of the Fund are as follows:

a. Putnam Investment Management, LLC (the “Investment Management Company”) renders investment management services to the Fund. It is responsible for making investments decisions for the Fund and managing the Fund’s other affairs and business.

b. Putnam Investments Limited (the “Sub-Investment Management Company”) manages a separate portion of the assets of the Fund as determined by the Investment Management Company from time to time. Subject to the supervision of the Investment Management Company, the Sub-Investment Management Company is responsible for making investment decisions for the portion of the assets of the Fund that it manages.

c. The Putnam Advisory Company, LLC (the Sub-Advisory Company”) manages a separate portion of the assets of the fund as determined by the Investment Management Company or the Sub-Investment Management Company from time to time. Subject to the supervision of the Investment Management Company or the Sub-Investment Management Company, as applicable, the Sub-Advisory Company is responsible for making investment decisions for the portion of the assets of the Fund that it manages.

d. Putnam Fiduciary Trust Company (the “Investor Servicing Agent”) acts as Investor Servicing Agent.

e. State Street Bank and Trust Company (the “Custodian” and “Sub-Accounting Agent”) acts as Custodian and Sub-Accounting Agent.

f. Putnam Retail Management Limited Partnership (the "Principal Underwriter") provides marketing services to the Fund.

g. SMBC Friend Securities Co., Ltd. ("Distributor in Japan" and "Agent Company") engages in forwarding the purchase or repurchase orders for the Shares in Japan and also acts as the Agent Company.

Related Companies of the Fund

Fund
Putnam Europe Equity Fund
Trustees
(Agreement and Declaration of Trust)
Amended and Restated Investor Servicing Agreement
Distribution Agreement
Principal Underwriter
Putnam Retail Management Limited Partnership
(acts as distributor)
Investor Servicing Agent
Putnam Fiduciary Trust Company
(acts as investor servicing agent of the Fund)
Japan Dealer Sales Agreement
Agent Company Agreement
Management Contract
Investment Management Company
Putnam Investment Management, LLC
(acts as investment manager of the Fund and investment adviser concerning the Fund's assets)
Master Custodian Agreement
Distributor in Japan Agent Company
SMBC Friend Securities Co., Ltd.
(forwarding of sales in Japan and rendering of service as agent company)
Master Sub-Accounting Services Agreement
Sub-Management Contract
Sub-Investment Management Company
Putnam Investments Limited
(acts as investment adviser for a portion of the Fund's assets)
Custodian, Sub-Accounting Agent
State Street Bank and Trust Company
(acts as custodian and sub-accounting agent of the Fund)

Sub-Advisory Contract

(2) Outline of Agreements concluded between related parties of the Fund

Role in Operation	Related Party	Agreement	Outline
of Fund

Investment	Putnam Investment	Management Contract	An agreement entered into on August 3,
Management	Management, LLC	(Note 1)	2007, in which the Investment
Company			Management Company agrees to act as
investment manager of the Fund and as
investment adviser concerning the Fund's
assets.

Sub-Advisory	The Putnam Advisory	Sub-Advisory	An agreement entered into on May 15,
Company	Company, LLC	Contract (Note 2)	2008, in which the Sub-Advisory
Company agrees to act as a sub-advisor for
a portion of the Fund’s assets.

Sub-Investment	Putnam Investments	Sub-Management	An agreement entered into on May 15,
Management	Limited	Contract	2008, in which the Sub-Investment
Company		(Note 3)	Management Company agrees to act as
sub-investment manager for a portion of
the Fund’s assets.

Investor Servicing	Putnam Fiduciary Trust	Amended and	An agreement entered into on January 1,
Agent	Company	Restated Investor	2005 relating to the Investor Servicing
		Servicing Agreement	Agent’s acting as investor servicing agent
		(Note 4)	of the Fund.

Custodian and	State Street Bank and Trust	Master Custodian Agreement (Note 5)	An agreement entered into on January 1,
Sub-Accounting	Company		2007 relating to the Custodian acting as
Agent			custodian of the Fund’s assets.
		Master	An agreement entered into on January 1,
		Sub-Accounting	2007 relating to the Custodian providing
		Services Agreement	certain administrative, pricing, and
		(Note 6)	bookkeeping services for the Fund.

Principal	Putnam Retail	Distribution Plan and	A plan and agreement concluded on
Underwriter	Management Limited	Agreement	November 28, 1994 relating to the
	Partnership		distribution of Class M shares.

Agent Company	SMBC Friend Securities	Agent Company	An agreement concluded June 5, 1998, in
	Co., Ltd.	Agreement (Note 7)	which the Agent Company agrees to
render services as agent company in Japan.

Distributor in Japan	SMBC Friend Securities	Japan Dealer Sales	An agreement concluded June 22, 1998, in

Co., Ltd.	Agreement (Note 8)	which the Distributor agrees to sell shares
of the Fund in Japan.

(Note 1) The Management Contract is an agreement by which the Investment Management Company agrees to provide investment management services for the Fund and investment advisory services for the Fund’s assets.

(Note 2) The Sub-Advisory Contract is an agreement by which the Sub-Advisory Company agrees to provide discretionary investment management services for a portion of the Fund’s assets as determined from time to time by the Investment Management Company or the Sub-Investment Management Company.

(Note 3) The Sub-Management Contract is an agreement by which the Sub-Investment Management Company agrees to provide investment advisory services for a portion of the Fund’s assets as determined from time to time by the Investment Management Company.

(Note 4) The Amended and Restated Investor Servicing Agreement is an agreement in which the Investor Servicing Agent agrees to provide investor servicing agent functions to the Fund.

(Note 5) The Master Custodian Agreement is an agreement by which the Custodian agrees to provide custody services for the Fund’s assets.

(Note 6) The Master Sub-Accounting Services Agreement is an agreement under which the Investment Management Company has delegated to the Sub-Accounting Agent responsibility for providing certain administrative, pricing, and bookkeeping services for the Fund.

(Note 7) The Agent Company Agreement is an agreement by which the Agent Company, appointed by Fund, agrees to distribute prospectuses relating to Shares, to make public the daily Net Asset Value per Share of the Fund and to distribute management reports and other documents required to be prepared in accordance with the applicable laws and regulations of Japan and/or the Rules of the Japan Securities Dealers Association, etc.

(Note 8) The Japan Dealer Sales Agreement is an agreement by which the Distributor in Japan agrees to sell Shares delivered by Principal Underwriter for the purpose of public offering in Japan in accordance with the provisions of the applicable laws and regulations of Japan and the prospectus in Japan.

(3) Outline of the Fund

1. Fund

a. Law of Place of Incorporation

The Fund is a Massachusetts business trust organized in Massachusetts, U.S.A. on November 10, 1988.

Chapter 182 of the Massachusetts General Laws prescribes the fundamental matters in regard to the operations of certain business trusts constituting voluntary associations under that chapter.

The Fund is an open-end, diversified management company under the Investment Company Act of 1940.

b. Purpose of the Fund

The purpose of the Fund is to provide investors with a managed investment primarily in securities, debt instruments and other instruments and rights of a financial nature.

c.	History of the Fund

Organization of the Fund as a Massachusetts business trust.

	Adoption of the Agreement and Declaration of Trust.	November 10, 1988

Adoption of the Amended and Restated Agreement
	and Declaration of Trust	July 13, 1990

Adoption of the Amended and Restated Agreement
	and Declaration of Trust	April 30, 2003

d.	Amount of Capital Stock

Not applicable.

e.	Information Concerning Major Shareholders

Not applicable.

2. Putnam Investment Management, LLC (the “Investment Management Company")

a. Law of Place of Incorporation

The Investment Management Company is a limited liability company organized under the law of the State of Delaware. Its investment advisory business is regulated under the Investment Advisers Act of 1940.

Under the Investment Advisers Act of 1940, an investment adviser means, with certain exceptions, any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing or selling securities, or who, for compensation and as part of a regular business, issues analyses or reports concerning securities. Investment advisers under the Act generally may not conduct their business unless they are registered with the United States Securities and Exchange Commission (“SEC”).

b. Purpose of the Company

The Investment Management Company’s primary business is investment management, which includes the buying, selling, exchanging and trading of securities of all descriptions on behalf of mutual funds in any part of the world.

c. History of the Company

The Investment Management Company is one of America's oldest and largest money management firms. The Investment Management Company’s staff of experienced portfolio managers and research analysts selects securities and constantly manages the Fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. The Investment Management Company has been managing mutual funds since 1937. Today, the firm serves as the Investment Management Company for the funds in the Putnam Family, with over $61.74 billion in aggregate net asset value in over 7 million shareholder accounts as of October 31, 2008. An affiliate of the Investment Management Company, Putnam Investments Limited, provides a full range of international investment advisory services to institutional and retail clients. Another affiliate, The Putnam Advisory Company, LLC, provides financial services to institutions and individuals through separately managed accounts and pooled investment vehicles. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary responsibilities, as well as shareholder services to the Putnam Funds.

Total assets under management of Putnam entities, including assets managed for mutual funds and other clients are over $115.61 billion as of the end of October 2008.

The Investment Management Company, the Principal Underwriter, the Sub-Investment Management Company, the Sub-Advisory Company and Putnam Fiduciary Trust Company are indirect subsidiaries of Putnam Investments, LLC, which is located at One Post Office Square, Boston, Massachusetts 02109 and is an indirect subsidiary of Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company, of which the Honorable Paul Desmarais, Sr., through a group of private holding companies which he controls, has voting control.

d. Amount of Capital Stock

(1) Amount of Member’s Equity

1. Amount of Member’s Equity (as of the end of October, 2008): $94,523,583*

2. Record of Amount of Member’s Equity (for the latest 5 years):

Year	Member’s Equity
End of 2003	$144,486,036

End of 2004+	-$9,155,466
End of 2005	$73,231,356
End of 2006	$70,594,104
End of 2007	$117,226,875

*Unaudited

+During 2004, the Investment Management Company accrued $223,524,388 of regulatory settlements. This, along with net intercompany transactions with Putnam Investments, LLC and its affiliates, resulted in the decrease. Net income for the year ended December 31, 2004 was $89,819,256. This was offset by $243,460,758 of net intercompany transactions, which are factored as a reduction of Members’ Equity.

e. Information Concerning Major Stockholders

As of October 31, 2008, all the outstanding interests of the Investment Management Company were indirectly owned by Putnam Investments, LLC. See subsection c. above.

2. INVESTMENT POLICY

(A) Basic Policy for Investment:

This section contains greater detail on the Fund’s main investment strategies and the related risks an investor would face as a Fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk. The Investment Management Company pursues the Fund’s goal by investing mainly in stocks issued by European companies. To determine whether a company is European, the Investment Management Company looks at the following factors: where the company's securities trade, where the company is located or organized, or where the company derives its revenues or profits. The Investment Management Company will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

(B) Objectives in which Investment is made:

The Fund will invest mainly in common stocks of European companies that are believed to have favorable investment potential. For example, the Investment Management Company may purchase stocks of companies with stock prices that reflect a lower value than that which the Investment Management Company places on the company. Also considered are other factors the Investment Management Company believes will cause the stock price to rise.

Under normal circumstances, the Fund invests at least 80% of its net assets in equity investments and at least 85% of its net assets in European companies.

(C) Management Structure of the Fund:

The Investment Management Company is ultimately managed by its managing member. The Sub-Investment Management Company is ultimately managed by its Board of Directors, which is elected by its shareholders. The Sub-Advisory Company is ultimately managed by its managing members.

The investment performance and portfolio of the Fund is overseen by its Board of Trustees, a majority of whom are not affiliated with the Investment Management Company. The Trustees periodically review the performance of the Fund with its manager. The basis for the Trustees’ approval of the Management Contract, Sub-Management Contract and Sub-Advisory Contract is discussed in the Fund’s annual report to shareholders dated 6/30/08 and filed with the SEC.

The Investment Management Company has retained its affiliate, Putnam Investments Limited ("PIL"), to manage a separate portion of the assets of the Fund as determined by the Investment Management Company from time to time. Subject to the supervision of the Investment Management Company, the Sub-Investment Management Company, which provides a full range of international investment advisory services to institutional and retail clients, is responsible for making investment decisions for the portion of the assets of the Fund that it manages. The Sub-Investment Management Company 's address is Cassini House, 57-59 St James’s Street, London, England, SW1A 1LD.

The Investment Management Company and the Sub-Investment Management Company have retained their affiliate, The Putnam Advisory Company, LLC ("PAC"), as a sub-adviser to manage a separate portion of the assets of the Fund. Subject to the supervision of the Investment Management Company or the Sub-Investment Management Company, as applicable, the Sub-Advisory Company is responsible for making investment decisions for the portion of the assets of the Fund that it manages. The Sub-Advisory Company, which provides financial services to institutions and individuals through separately-managed accounts and pooled investment vehicles, has its headquarters at One Post Office Square, Boston, MA 02109.

In selecting portfolio securities for the Fund, the Investment Management Company looks for securities that represent attractive values based on careful issue-by-issue credit analysis and hundreds of onsite visits and other contacts with issuers every year. The Investment Management Company is one of the largest managers of equity, high yield and other debt securities in the United States.

The Investment Management Company is not permitted to consider sales of shares of the Fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The officer of the Investment Management Company identified below is primarily responsible for the day-to-day management of the Fund's portfolio.

Portfolio Manager	Joined
	Fund	Employer	Positions Over Past Five Years

Simon Davis	2006	Putnam Investments Limited	Co-Chief Investment Officer, International
Core Equity Team;
		2000- Present	Previously, Director, International Equity
Team; Senior Portfolio Manager

Other funds managed by the Fund’s portfolio manager. As of the Fund’s fiscal year-end, Mr. Davis did not serve as portfolio manager of any other Putnam funds. Mr. Davis may also manage other accounts and variable trust funds managed by the Investment Management Company or an affiliate.

Fund ownership. The following table shows the dollar ranges of shares of the Fund owned by the professionals listed above at the end of the Fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Investment in the Fund by the Trustees and Putnam employees. As of June 30, 2008, all of the Trustees then on the Board of the Putnam funds owned Fund shares. The table shows the approximate value of investments in the Fund and all Putnam funds as of that date by Putnam employees and the Trustees, including in each case investments by the Trustees and employees’ immediate family members and investments through retirement and deferred compensation plans.

Compensation of investment professionals.

The Investment Management Company’s goal for its products and investors is to deliver top quartile or better performance over a rolling 3-year period versus peers on a pre-tax basis. For this fund, the peer group the Investment Management Company compares fund performance against is the Lipper European Region Funds Category. Each portfolio manager is assigned an industry competitive incentive compensation target for achieving this goal. The target is based in part on the type and amount of assets the individual manages. The target increases or decreases depending on whether the portfolio manager’s performance is higher or lower than the top quartile, subject to a maximum increase of 50%, for a portfolio manager who outperforms at least 90% of his or her peer group, and a maximum decrease of 100%, for a portfolio manager who outperforms less than 25% of his or her peer group. For example, the target of a portfolio manager who outperforms 50% of his or her peer group would decrease 50%. Investment performance of a portfolio manager is asset-weighted across the products he or she manages.

Portfolio manager incentive compensation targets are also adjusted for company performance/economics. Actual incentive compensation may be greater or less than a portfolio manager’s target, as it takes into consideration team/group performance and qualitative performance factors. Incentive compensation includes a cash bonus and may also include grants of restricted stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

Structure of Fund Management:

As described above, the Fund will invest mainly in stocks issued by European companies. The Investment Management Company shall faithfully carry out the stated investment objectives of the Fund. In accordance with the Investment Company Act of 1940, the Fund has “fundamental” investment restrictions governing certain of its investment practices, as described below.

(a) Investment Team

The fund’s portfolio manager is a member of the International Core Equity Team, which is supported by a team of nearly 50 investment professionals, which includes portfolio construction specialists, research analysts, traders, and investment associates. The research analysts are organized regionally or globally, depending on their industry responsibility. Investments in industries that operate on a global basis are covered by research analysts from the Global Equity team, and investments in industries with a regional focus in Europe are covered by dedicated European equity research analysts The International Core Equity Team is also supported by an independent Currency Investment Unit.

(b) Investment Process

The investment manager seeks to achieve an attractive absolute rate of return through an actively managed portfolio of European companies. Investment is sought primarily in companies domiciled in the developed economies within Europe, but limited investments may be made in emerging markets. The investment team’s strategy is a bottom-up stock-driven process which seeks to identify significantly mispriced companies using a number of proprietary valuation tools, with a focus on understanding downside risk.

(c) Management of Fund Business

Performance & Analytics Team

Independently from the Investment Division, the Performance & Analytics Team executes performance measurement of the Fund, and reports to the Management Committee.

Legal and Compliance Division

Independently from the Investment Division, the Legal and Compliance Division monitors portfolio holdings, trading compliance and Fund investment restriction compliance. These matters are monitored and resolved according to the Investment Management Company’s broad-based compliance policies and procedures and applicable legal requirements. The Legal and Compliance Division reports directly to senior management, and not to the Investment Division or other business divisions.

Risk & Portfolio Analysis Group

Independently from the Investment Division, the Investment Management Company has established an independent Risk & Portfolio Analysis Group (“RPAG”) which is charged with identifying, monitoring, and assessing risk factors and controls across Putnam’s investment activities. This group works closely with Investment Division staff, but is part of the Administrative Division and reports to the Investment Management Company’s Chief Administrative Officer. This organizational structure facilitates an independent assessment of risk issues as they arise.

Internal and external inspections

Various aspects of the operations of the Investment Management Company, including its management of the Fund, are included in the scope of internal audits performed by the Investment Management Company’s internal audit function, which conducts a broad spectrum of audits developed using a risk-based approach. The internal audit function tracks and tests the remediation of its recommendations, and provides reports to senior management. In addition, various aspects of the internal control environment of the Investment Management Company and its affiliates are subject to review by a third-party audit firm on a periodic basis.

As noted above, the Investment Management Company’s business operations (including not only investment compliance, but also other key areas such as distribution/sales and operations), are subject to ongoing monitoring by the Investment Management Company’s Legal and Compliance Division, which consists of a variety of sub-groups covering different areas of the business. The Investment Management Company is further subject to regulation and inspection by the SEC.

All employees of the Investment Management Company are bound by the Investment Management Company’s Code of Ethics, which includes certain restrictions on personal investing and disclosure requirements. Additional requirements under the Code of Ethics apply to investment professionals of the Investment Management Company. Compliance with the Code of Ethics is monitored on an ongoing basis by the Legal and Compliance Division.

Oversight of third parties

Service providers of the Fund (Investor Servicing Agent, Custodian and Sub-Accounting Agent, Principal Underwriter) as described in “1. Nature of the Fund., (B) Structure of the Fund” above, are monitored by the Investment Management Company, through each contract with the relevant third-party provider. These contracts may be terminated under certain circumstances. (Because the Principal Underwriter and Investor Servicing Agent are affiliates of the Investment Management Company, they are subject to the same control and compliance environment as the Investment Management Company and are not third-party service providers.)

The Investment Management Company seeks to monitor the level of service provided to the Fund by third-party providers in the first instance through ongoing contacts between Operations professionals of the Investment Management Company and the relevant service providers.

(D) Distribution Policy:

The Fund normally distributes any net investment income and any net realized capital gains annually. Distributions from net investment income, if any, are expected to be small. Distributions from capital gains are made after applying any available capital loss carryovers. The payment to Japanese investors may be made, in principle, in accordance with the record date in December each year by SMBC Friend.

(E) Restrictions on Investment:

Except as otherwise specifically designated, the investment restrictions described in this document are not fundamental investment restrictions.

The Trustees may change any non-fundamental restrictions without shareholder approval.

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the Fund may not and will not:

(1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain U.S. federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities representing interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options and may enter into foreign (non-U.S.) exchange contracts and other financial transactions not involving physical commodities.

(5) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

(6) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

(7) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(8) Purchase securities (other than securities of the U.S. government) if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry.

(9) Issue any class of securities which is senior to the Fund's shares of beneficial interest, except for permitted borrowings.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval:

(1) The Fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Fund (or the person designated by the Trustees of the Fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c).

(2) Geographic focus

The Fund normally invests at least 85% of its net assets in European companies. The Investment Management Company considers the following to be European companies:

•companies organized under the laws of a European country,

•companies whose principal office is located in a European country,

•companies whose common stock is traded principally on a securities exchange in Europe,

•companies that earn 50% or more of their total revenues or profits from business in Europe, or

•companies with 50% or more of their assets located in a European country.

(3) In addition, the Fund will, so long as shares of the Fund are being offered for sale by the Fund in Japan and such standards are required as a condition of such offer for sale, comply with the following standards of selection of the Japan Securities Dealers Association:

(a) The Fund will not invest more than 15% of its net assets in securities that are not traded on an official exchange or other regulated market, including, without limitation, the National Association of Securities Dealers Automated Quotation System (this restriction shall not be applicable to bonds determined by the Investment Management Company to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable;

(b) The Fund will not borrow money in excess of 10% of the value of its total assets;

(c) The Fund will not make short sales of securities in excess of the Fund’s net asset value; and

(d) The Fund will not together with other mutual funds managed by the Investment Management Company, acquire more than 50% of the outstanding voting securities of any issuer.

If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the

Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification.

All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

3. INVESTMENT RISKS

(A) INVESTMENT RISKS:

MAIN RISKS

The main risks that could adversely affect the value of the Fund's shares and the total return on an investor’s investment include:

- The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. These risks are increased for investments in emerging markets.

- The risks of investing mostly in one geographic region. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. This vulnerability to factors affecting European investments is significantly greater than it would be for a more geographically diversified fund, and may result in greater losses and volatility. As a result of the Fund’s geographic focus, we may also at times invest in fewer issuers than a fund that invests more broadly.

- The risk that the stock price of one or more of the companies in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

- The risk that movements in financial markets will adversely affect the price of the Fund’s investments, regardless of how well the companies in which we invest perform.

An investor can lose money by investing in the Fund. The Fund may not achieve its goal, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation or any other government agency.

The Fund is designed for investors seeking capital appreciation and who are willing to wait out short-term market fluctuations. The Fund discourages short-term trading activity. It should not be an investor’s sole investment. However, the Fund may be appropriate as part of a portfolio of funds with different investment strategies, such as growth, blend, value, and income. Investors should ask their financial representative for details.

This section contains greater detail on the Fund’s main investment strategies and the related risks an investor would face as a Fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk. The Investment Management Company pursues the Fund's goal by investing mainly in stocks issued by European companies. To determine whether a company is European, the following factors are looked at: where the company's securities trade, where the company is located or organized, or where the company derives its revenues or profits. The Investment Management Company will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related industries or sectors, such as the financial sector, which would make the Fund more vulnerable to adverse developments affecting those industries or sectors. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Growth stocks – Stocks of companies the Investment Management Company believes are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the Investment Management Company’s assessment of the prospects for a company’s earnings growth is wrong, or if the Investment Management Company’s judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that the Investment Management Company has placed on it.

Value stocks – Companies the Investment Management Company believes are undergoing positive change and whose stock the Investment Management Company believes is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the Investment Management Company’s assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that the Investment Management Company has placed on it.

Non-U.S. investments. Non-U.S. investments involve certain special risks, including:

- Unfavorable changes in currency exchange rates: Non-U.S. investments are typically issued and traded in non-U.S. currencies. As a result, their values may be affected by changes in exchange rates between non-U.S. currencies and the U.S. dollar.

- Political and economic developments: Non-U.S. investments may be subject to the risks of seizure by a non-U.S. government, imposition of restrictions on the exchange or export of non-U.S. currency, and tax increases.

- Unreliable or untimely information: There may be less information publicly available about a non-U.S. company than about most U.S. companies, and non-U.S. companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

- Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

- Limited markets: Certain non-U.S. investments may be less liquid (harder to buy and sell) and more volatile than U.S. investments, which means we may at times be unable to sell these non-U.S. investments at desirable prices. For the same reason, we may at times find it difficult to value the Fund's non-U.S. investments.

- Trading practices: Brokerage commissions and other fees are generally higher for non-U.S. investments than for U.S. investments. The procedures and rules governing non-U.S. transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

The risks of non-U.S. investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in non-U.S. currencies, investments in U.S. companies that are traded in non-U.S. markets or investments in U.S. companies that have significant non-U.S. operations. Special U.S. tax considerations may apply to the Fund's non-U.S. investments.

Geographic focus. Developments in European economies will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. This risk may be heightened by efforts of the member countries of the European Union to continue to unify their economic and monetary policies, which may increase the potential for similarities in the movements of European markets and reduce the benefit of diversification within the region.

Derivatives. The Fund may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. The Fund may make use of “short” derivatives positions, the values of which move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. The Fund may use derivatives both for hedging and non-hedging purposes. For example, the Fund may use foreign currency transactions to increase or decrease the Fund’s exposure to a particular currency or group of currencies. The Fund may also use derivatives as a substitute for a direct investment in the securities of one or more issuers. However, the Fund may also choose not to use derivatives, based on the Investment Management Company’s evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the Fund’s ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the Fund with investment exposure greater than the value of the Fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the Fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the Fund’s potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivatives transaction will not meet its obligations.

Other investments. In addition to the main investment strategies described above, the Fund may make other types of investments, such as investments in U.S. companies, preferred stocks, convertible securities and debt instruments. The Fund may also loan its portfolio securities to earn additional income.

Alternative strategies. Under normal market conditions, the Fund keeps its portfolio fully invested, with minimal cash holdings. However, at times the Fund may judge that market conditions make pursuing the Fund's usual investment strategies inconsistent with the best interests of its shareholders. The Fund then may temporarily use alternative strategies that are mainly designed to limit losses, including investing solely in the United States. However, the Fund may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

Changes in policies. The Fund’s Trustees may change the Fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Portfolio transactions and portfolio turnover rate. The Fund’s daily transactions on stock exchanges, commodities markets and futures markets involve costs that are reflected in the Fund’s total return but not in the Total Annual Fund Operating Expenses. For example, the Fund paid $1,048,281 in brokerage commissions during the last fiscal year, representing 0.21% of the Fund's average net assets. Of this amount, $438,168, representing 0.09% of the Fund’s average net assets, was paid to brokers who also provided research services.

Combining the brokerage commissions paid by the Fund during the last fiscal year (as a percentage of the Fund's average net assets) with the Fund's Total Annual Fund Operating Expenses ratio for class M shares results in a "combined cost ratio" of 2.12% of the Fund's average net assets for class M shares for the last fiscal year.

Because different types of funds use different trading procedures, investors should exercise caution when comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the Fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up" included in the price paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may change the market price for an investment (the "market impact").

Another factor in transaction costs is the Fund's portfolio turnover rate, which measures how frequently the Fund buys and sells investments. A portfolio turnover rate of 100%, for example, would mean that the Fund sold and replaced securities valued at 100% of the Fund’s assets within a one-year period. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transactions costs, which may detract from performance. The Fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions.

The Fund’s portfolio turnover rate for the past five fiscal years compared with the average turnover rate for the Fund's Lipper category

Turnover	2008	2007	2006	2005	2004
Comparison
Putnam Europe	77%	106%	81%	56%	82%
Equity Fund
Lipper	96%	103%	111%	113%	139%
European
Region Funds
Average*

* Average portfolio turnover rate of funds viewed by Lipper Inc. as having the same investment classification or objective as the Fund. The Lipper category average portfolio turnover rate is calculated using the portfolio turnover rate for the fiscal year end of each fund in the Lipper category. Fiscal years may vary across funds in the Lipper category, which may limit the comparability of the Fund’s portfolio turnover rate to the Lipper average. Comparative data for the last fiscal year is based on information available as of September 30, 2008.

The Investment Management Company is not permitted to consider sales of shares of the Fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

(B) MANAGEMENT STRUCTURE FOR INVESTMENT RISKS:

The Fund builds risk management into the investment process. The Fund identifies areas of potential risk and then puts the policies, procedures and controls in place to actively manage those risks.

4. FEES AND TAX

(A) Sales Charge:

Class M Shares:

Sales charge (in Japan) is 3.675% (3.50% without a consumption tax) of the net asset value. Note: 0.50% of the amount calculated by dividing the net asset value by (1-0.035) and rounding to three decimal places will be retained by the Principal Underwriter.

Note: A consumption tax shall be added to the sales charge.

(B) Repurchase Charge:

Repurchase requests in Japan may be made to Investor Servicing Agent through the Sales Handling Company on a Fund Business Day that is a business day of the distributor in Japan without a contingent deferred sales charge.

(C) Management Fee, etc.:

(1) Management Fee:

(a) Management and Agent Company Fees

Under a Management Contract dated August 3, 2007, the Fund pays a quarterly fee to Investment Management Company based on the average net assets of the Fund, as determined at the close of each business day during the quarter, at an annual rate of 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, and 0.53% of any excess thereafter.

For the fiscal years ending on June 30, 2008, 2007, and 2006, the Fund paid $3,953,571, $4,308,357, and $4,213,337, respectively, as a management fee. For the fiscal year ending on June 30, 2008, $6,841 of the Fund’s management fee was waived in connection with investments in Putnam Prime Money Market Fund. Without such expense limitation and/or waivers, the management fee for this period would have been $3,960,412. The Fund paid the Investment Management Company a management fee (after applicable waivers) of 0.80% of average net assets for the Fund’s last fiscal year.

(b) Sub-Investment Management Company Fee

The Investment Management Company (and not the Fund) pays a quarterly sub-management fee to Sub-Investment Management Company for its services at the annual rate of 0.35% of the average aggregate net asset value of the portion of the assets of the Fund that may be managed by Sub-Investment Management Company from time to time.

(c) Sub-Advisory Company Fee

The Investment Management Company or the Sub-Investment Management Company, as applicable (and not the Fund), pays a quarterly sub-advisory fee to the Sub-Advisory Company for its services at the annual rate of 0.35% of the average aggregate net asset value of the portion of the assets of the Fund managed by the Sub-Advisory Company from time to time.

(d) Custodian Fee and Charges of the Investor Servicing Agent

The Fund will pay to Putnam Investor Services, a division of Putnam Fiduciary Trust Company, the Fund's Investor Servicing Agent, such fee, out of the assets of the Fund, as is mutually agreed upon in writing from time to time, in the amount, at the time and in the manner of payment mutually agreed.

Effective January 1, 2007, the Fund retained State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, Massachusetts 02111, as its custodian. State Street is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the Fund's investments, serving as the Fund's foreign custody manager, providing reports on foreign securities depositaries, making payments covering the expenses of the Fund, and performing other administrative duties. State Street does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. State Street has a lien on the Fund's assets to secure charges and advances made by it.

State Street Bank and Trust Company (“State Street”), the Fund's Custodian, shall be entitled to receive, out of the assets of the Fund, reasonable compensation for its services and expenses as Custodian, as agreed from time to time between the Fund and the Custodian, not including fees paid by the Custodian to any sub-custodian, payable monthly based on the average daily total net assets of the Fund during the relevant month. Any reasonable disbursements and out-of-pocket expenses (including without limitation telephone, telex, cable and postage expenses) incurred by the Custodian, and any custody charges of banks and financial institutions to whom the custody of assets of the Fund is entrusted, will be borne by the Fund.

The Fund pays State Street an annual fee based on the Fund's assets held and on securities transactions processed by State Street and reimburses State Street for certain out-of pocket expenses. The Fund made payments to Putnam Fiduciary Trust Company (“PFTC”) in 2007 for managing the transition of custody services from PFTC to State Street and for providing oversight services. The Fund may from time to time enter into brokerage arrangements that reduce or recapture fund expenses, including custody expenses. The Fund also has an offset arrangement that may reduce the Fund's custody fee based on the amount of cash maintained by its custodian.

For the fiscal year ending on June 30, 2008, the Fund paid $1,412,222 and $82,135, respectively, in fees and out-of-pocket expenses for investor servicing and custody services.

(e) Fees under Class M Distribution Plan

The Class M distribution plan provides for payments by the Fund to the Principal Underwriter at the annual rate of up to 1.00% of average net assets attributable to Class M shares. The Trustees currently limit payments under the Class M plan to the annual rate of 0.75% of such assets. Because these fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment.

Payments under the plan are intended to compensate the Principal Underwriter for services provided and expenses incurred by it as principal underwriter of the Fund's shares, including payments to dealers mentioned below. Payments to dealers are subject to the continuation of the Class M distribution plan and the terms of an agreement between SMBC Friend and the Principal Underwriter.

The payments to dealers are based on the average net asset value of Class M shares attributable to shareholders for whom SMBC Friend and other dealers are designated as the dealer of record. The Principal Underwriter makes quarterly payments to dealers (including SMBC Friend) at the annual rate of up to 0.25% of the average net asset value of Class M shares.

The Principal Underwriter also pays to SMBC Friend and other dealers, as additional compensation with respect to the sale of Class M shares, 0.65% of such average net asset value of Class M shares.

For the fiscal year ending on June 30, 2008, the Fund paid fees under the distribution plan of $80,733 for Class M shares.

(D) Other Expenses:

The Fund pays all expenses not assumed by the Investment Management Company, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its distribution plans (which are in turn allocated to the relevant class of shares). The Fund also reimbursed the Investment Management Company for administrative services during fiscal 2008, including compensation of certain Fund officers and contributions to the Putnam Investments Profit Sharing Plan for their benefit. The total reimbursement is determined annually by the Trustees and was $25,253 for fiscal 2008.

The Trustees are responsible for generally overseeing the conduct of Fund business. Subject to such policies as the Trustees may determine, the Investment Management Company furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, the Investment Management Company also manages the Fund's other affairs and business.

The table below shows the value of each Trustee's holdings in the Fund and in all of the Putnam Funds as of December 31, 2007.

Name of Trustee	Dollar range of Putnam Europe	Aggregate dollar range of
	Equity Fund shares owned	shares held in all of the
Putnam funds overseen by
Trustee
Jameson A. Baxter	$50,001-$100,000	over $100,000
Charles B. Curtis	$1-$10,000	over $100,000
Robert J. Darretta	$1-$10,000	over $100,000
Myra R. Drucker	$1-$10,000	over $100,000
John A. Hill	$10,001-$50,000	over $100,000
Paul L. Joskow	$1-$10,000	over $100,000
Elizabeth T. Kennan	$10,001-$50,000	over $100,000
Kenneth R. Leibler	$1-$10,000	over $100,000
Robert E. Patterson	$50,001-$100,000	over $100,000
George Putnam, III	$10,001-$50,000	over $100,000
Richard B. Worley	$1-$10,000	over $100,000
*Charles E. Haldeman, Jr.	$10,001-$50,000	over $100,000
*+ Robert L. Reynolds	N/A	N/A

* Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) of the Fund, the Investment Management Company and/or the Principal Underwriter. Messrs. Haldeman and Reynolds are deemed “interested persons” by virtue of their positions as officers of the Fund, the Investment Management Company and/or the Principal Underwriter. As of July 2008, Mr. Reynolds is the President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). Mr. Haldeman is the President of the Fund and each of the other Putnam funds and is Chairman of the Investment Management Company. Prior to July 2008, he was President and Chief Executive Officer of Putnam Investments. None of the other Trustees is an “interested person.”

+ Elected to the Board of Trustees after December 31, 2007.

Each independent Trustee of the Fund receives an annual retainer fee and additional fees for each Trustees meeting attended, for attendance at industry seminars and for certain compliance-related services. Independent Trustees who serve on board committees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. Independent Trustees are also reimbursed for costs incurred in connection with their services, including costs of travel, seminars and educational materials. All of the independent Trustees of the Fund are Trustees of all the Putnam funds and receive fees for their services.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of independent Trustees of the Fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting.

The standing committees of the Board of Trustees, and the number of times each committee met during the Fund’s fiscal year, are shown in the table below.

Audit and Compliance Committee	12

Board Policy and Nominating Committee	10

Brokerage Committee	5

*Communications, Service and Marketing Committee	7

Contract Committee	11

Distributions Committee	11

Executive Committee	1

Investment Oversight Committees	27

**Investment Oversight Coordinating Committee	8

Pricing Committee	7

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the Fund for fiscal 2008, and the fees paid to each Trustee by all of the Putnam funds during calendar 2007:

COMPENSATION TABLE

		Pension or	Estimated
		retirement	annual benefits	Total
		benefits	from all	compensation
	Aggregate	accrued as	Putnam funds	from all
	compensation	part of fund	upon	Putnam
Trustees/Year	from the fund	expenses	retirement(1)	funds(2)

Jameson A. Baxter/1994(3)	$2,273	$303	$110,500	$305,000
Charles B. Curtis/2001	$2,244	$218	$113,900	$291,250
Robert J. Darretta/2007	$1,965	N/A	N/A	$135,000
Myra R. Drucker/2004(3)	$2,330	N/A	N/A	$307,500
Charles E. Haldeman, Jr./2004	$0	$0	N/A	$0
John A. Hill/1985(3)(4)	$2,816	$505	$161,700	$408,126
Paul L. Joskow/1997(3)	$2,273	$201	$113,400	$295,000
Elizabeth T. Kennan/1992(3)	$2,273	$415	$108,000	$300,000
Kenneth R. Leibler/2006	$2,273	N/A	N/A	$300,000
Robert E. Patterson/1984	$2,273	$281	$106,500	$300,000
George Putnam, III/1984(4)	$2,234	$248	$130,300	$307,500
Robert L. Reynolds/2008 (5)	$0	$0	N/A	N/A
W. Thomas Stephens/1997 (6)	$1,828	$253	$107,100	$290,000
Richard B. Worley/2004	$2,273	N/A	N/A	$290,000

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

(2) As of December 31, 2007 there were 102 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as Chairman of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Putnam Management.

(3) Certain Trustees also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of June 30, 2008, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to these Trustees were: Ms. Baxter - $8,924; Ms. Drucker - $1,786; Mr. Hill - $39,922; Dr. Joskow - $9,368; and Dr. Kennan -$1,446.

(4) Includes additional compensation to Messrs. Hill and Putnam for service as Chairman of the Trustees and President (through May 31, 2007) of the Funds, respectively.

(5) Mr. Reynolds was elected to the Board of Trustees of the Putnam funds on September 12, 2008.

(6) Mr. Stephens retired from the Board of Trustees of the Putnam funds on March 31, 2008.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.

The Investment Management Company places all orders for purchases and sales of Fund securities. The Investment Management Company is not permitted to consider sales of shares of the Fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. During fiscal 2008, 2007, and 2006 , the Fund paid $1,048,281, $1,582,939, and $1,227,227 in brokerage commissions, respectively. During fiscal 2008 the Fund paid $438,168 to brokers who also provided research services to the Investment Management Company and its affiliates. At the end of fiscal 2008, the Fund held securities valued at $4,032,056 of Credit Suisse Group, one of the Fund’s regular broker-dealers.

The Fund has entered into an arrangement with Putnam Fiduciary Trust Company whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses. The Fund also reduced expenses through brokerage service arrangements. For the fiscal year ending June 30, 2008, before the above noted expense reductions, the Fund's total other expenses were $2,056,148 including payments under its distribution plan but excluding Management Fees, investor servicing agent expenses and custodian expenses.

(E) Tax Treatment of Shareholders in Japan:

As of the filing date of this document, the tax treatment of Shareholders in Japan shall be as follows:

(1) Distributions to be made by the Fund will be treated as distributions made by publicly offered, domestic, share investment trusts.

(2) When an individual receives a distribution from the Fund, the tax on that distribution is treated as follows.

(i) Distributions (including differences, in terms of the Fund’s denominated currency, between the redemption amount and the amount equal to the capital of the Fund) to be paid to individual unitholders on or before 31st December, 2008, will be subject to 10% withholding tax (7% income tax and 3% local tax) in Japan. Irrespective of the amount of distributions, unitholders may select either a non-tax-reporting treatment or consolidated tax treatment under which distributions will be treated as distribution income by making a tax declaration. In the case of the non-tax-reporting treatment, there will be no additional tax to be levied other than the withholding tax.

(ii) If a tax declaration is to be filed with respect to a distribution of the Fund paid to individuals on or after January 1, 2009, the unitholder may select self-assessed separate taxation treatment, in addition to the consolidated tax treatment, in respect of the aggregate amount of distribution income from listed shares etc. (which means those listed shares etc. provided for in the Special Taxation Measures Law, hereinafter the same) subject to the tax declaration. For the period from January 1, 2009 through December 31, 2010, the amount of distribution income of listed shares etc. subject to the selection of self-assessed separate taxation treatment, tax is applied at 10% (7% income tax, 3% local tax) with respect to the portion equal to or less than 1,000,000 yen for the year and at 20% (15% income tax, 5Ølocal tax) with respect to the portion over 1,000,000 yen for the year (on and after January 1, 2011, the self-assessed separate taxation rate will be a uniform 20% (15% income tax, 5% local tax)). If the non-tax-reporting treatment is selected, there will be no additional tax to be levied other than the withholding tax (at 10% (7% income tax, 3% local tax) from January 1, 2009 through December 31, 2010, and at 20% (15% income tax, 5Ølocal tax) on and after January 1, 2011), provided, however, that unitholders those who receive certain distributions etc. from listed shares etc. during that year in an aggregate amount exceeding 1,000,000 yen are not able to select the non-tax-reporting treatment with respect to distributions etc. from listed shares etc. that it received in that year. If self-assessed separate taxation treatment is selected, distribution income may be set off against any capital gains or losses from listed shares etc.

(3) Distributions (including differences, in terms of the Fund’s denominated currency, between the redemption amount and the amount equal to the capital of the Fund) to be made by the Fund to Japanese corporate unitholders up until March 31, 2009, will be subject to 7% (income tax only) withholding tax (on and after April 1, 2009, 15% (income tax only) will be withheld). The provisions of Japanese tax laws allowing corporations to make certain deductions from taxable income, which may otherwise apply to distributions paid by a domestic corporation, do not apply.

(4) In general, distributions from the Fund are subject to withholding of United States federal income tax at a reduced rate of 10% under the United States-Japan tax treaty. The amount withheld as U.S. federal income tax may be applied for foreign tax credit in Japan. Notwithstanding the above, distributions of certain properly designated “capital gain dividends,” “interest-related dividends,” and “short-term capital gain dividends” (as such terms are defined under the United States Internal Revenue Code of 1986, as amended) will generally not be subject to withholding of United States federal income tax. Unitholders should consult their own tax advisor to determine the suitability of units of the Fund as an investment.

(5) When individual unitholders transfer their units or request repurchase of their units, tax will be levied as follows.

(i) The amount (in yen) of the transfer price of the units minus the unitholder’s acquisition cost (in yen) will be treated as transfer income from shares etc. and, for the period up until December 31, 2008, will be taxed at 10% (7% income tax and 3% local tax). Any capital gains or losses may be set off against any transfer profit or loss from shares, etc.

(ii) For the period from January 1, 2009 through December 31, 2010, the amount of transfer income relating to listed shares etc. the portion of which is equal to or less than 5,000,000 yen for the year will be taxed at 10% (7% income tax, 3% local tax), and the portion exceeding 5,000,000 yen for the year will be taxed at 20% (15% income tax, 5% local tax) (a uniform tax rate of 20% (15% income tax, 5% local tax) will apply on and after January 1, 2011). If the non-tax-reporting treatment is selected, there will be no additional tax to be levied other than the withholding tax (at 10% (7% income tax, 3% local tax) from January 1, 2009 through December 31, 2010, and at 20% (15% income tax, 5%  local tax) on and after January 1, 2011), provided, however, that unitholders who receive transfer income relating to listed shares etc. during that year in an aggregate amount exceeding 5,000,000 yen are not able to select the non-tax-reporting treatment with respect to that transfer income. Any capital gains or losses that arise in that transfer may be set off against any capital gains or losses from other shares etc. and against the distribution income from listed shares etc.

(6) Units may be handled in a specified account.

(7) In certain cases, a report of payments will be filed with the chief of the tax office with respect to distributions and to transfer and repurchase payments.

This Fund will be treated as a publicly offered, foreign share fund under the tax law. Provided, that there is a possibility that other treatment may be made due to judgment by the tax authority in the future. Also, the taxation treatment described above is subject to other changes of law or practice.

To ensure compliance with requirements imposed by the United States Internal Revenue Service, you are hereby notified that the United States tax advice contained herein (i) is written in connection with the promotion or marketing by the Fund of the transactions or matters addressed herein, and (ii) is not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding United States tax penalties. Each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

5. STATUS OF INVESTMENT FUND (“Putnam Europe Equity Fund”) (the “Fund”)

(A)	Diversification of Investment Portfolio
			(As of the end of October 2008)

				Investment
Types of Assets	Country of issue		Total USD	Ratio (%)

Common Stock	United Kingdom		$50,842,409	23.24
	Switzerland		49,601,096	22.68
	France		40,001,012	18.29
	Germany		21,684,240	9.91
	Netherlands		11,655,892	5.33
	Norway		11,217,058	5.13
	Finland		9,767,852	4.47
	Italy		7,224,859	3.30
	Spain		6,096,717	2.79
	Luxembourg		2,159,642	0.99
	Greece		1,944,344	0.89
	Belgium		1,240,974	0.57

Sub-total			$213,436,095	97.58

Cash, Deposit and Other
Assets (After deduction of liabilities)			5,300,795	2.42

Total			$218,736,890	100.00
(Net Asset Value)		JPY	21,523,709,976

Note: The Investment Ratio is calculated by dividing each asset at its market value by the total Net Asset Value of the Fund. The same applies hereinafter.

(2) Investment Assets

(A) Names of Major Portfolio

(i)	Names of Major Portfolio Holdings (Top 30 Holdings)
								(As of the end of October 2008)

					Quantity	U.S. Dollar				Invest-

					(Number of	Acquisition Cost		Current Value		ment

No.		Name of Issue	Country of issue	Industry	Shares)	per Share	Total	per Share	Total	Ratio (%)

1.		BP PLC	United Kingdom	Oil and gas	1,418,480	$ 10.93	$15,498,409	$8.29 $	11,753,416	5.37
2.		Nestle SA	Switzerland	Food	280,141	30.68	8,593,378	39.14	10,966,079	5.01
3.		Novartis AG	Switzerland	Pharmaceuticals	210,443	54.83	11,539,374	50.80	10,691,198	4.89
4.		Roche Holding AG	Switzerland	Pharmaceuticals	65,547	93.18	6,107,866	153.72	10,075,574	4.61
5.		Total SA	France	Oil and gas	180,068	70.62	12,715,941	54.97	9,898,343	4.53
6.		GlaxoSmithKline PLC	United Kingdom	Pharmaceuticals	451,991	22.12	9,996,150	19.33	8,735,595	3.99
7.		E.On AG	Germany	Electric utilities	194,644	59.74	11,628,712	38.20	7,435,040	3.40
8.		Nokia OYJ	Finland	Communications equipment	449,277	20.54	9,227,925	15.27	6,858,489	3.14
9.	C	Koninklijke (Royal) KPN NV	Netherlands	Telecommunications	463,173	18.41	8,528,580	14.08	6,522,582	2.98
10.	O	BNP Paribas SA	France	Banking	88,201	102.70	9,057,848	72.65	6,407,932	2.93
11.	M	Gaz de France SA	France	Natural gas utilities	141,885	58.46	8,294,508	44.56	6,323,036	2.89
12.	M	Banco Santander Central Hispano SA	Spain	Banking	563,185	19.61	11,042,762	10.83	6,096,717	2.79
13.	O	BHP Billiton PLC	United Kingdom	Metals	356,148	18.88	6,722,887	17.02	6,060,141	2.77
14.	N	Zurich Financial Services AG	Switzerland	Insurance	29,308	172.75	5,062,882	203.13	5,953,413	2.72
15.		StatoilHydro ASA	Norway	Oil and gas	289,200	25.49	7,371,846	20.09	5,810,795	2.66
16.	S	Swisscom AG	Switzerland	Telephone	18,226	365.69	6,665,133	307.13	5,597,755	2.56
17.	T	France Telecom SA	France	Telecommunications	218,654	26.14	5,716,069	25.26	5,522,198	2.52
18.	O	Enel SpA	Italy	Electric utilities	810,701	10.85	8,797,586	6.69	5,425,530	2.48
19.	C	Vivendi SA	France	Conglomerates	204,537	42.37	8,666,929	26.18	5,354,262	2.45
20.	K	Koninklijke Ahold NV	Netherlands	Food	478,156	14.56	6,964,273	10.74	5,133,310	2.35
21.		Reckitt Benckiser PLC	United Kingdom	Consumer goods	121,256	25.81	3,130,097	42.14	5,110,006	2.34
22.		AXA SA	France	Insurance	229,809	30.13	6,924,892	19.29	4,432,143	2.03
23.		BAE Systems PLC	United Kingdom	Aerospace and defense	690,062	8.19	5,654,526	6.33	4,368,956	2.00
24.		BASF SE	Germany	Chemicals	129,436	34.09	4,412,869	33.63	4,353,132	1.99
25.		Credit Suisse Group	Switzerland	Investment banking/Broke	102,971	41.78	4,302,237	38.33	3,946,723	1.80
26.		DnB Holdings ASA	Norway	Banking	624,712	10.02	6,259,080	5.80	3,622,947	1.66
27.		Allianz SE	Germany	Insurance	48,135	143.13	6,889,758	74.95	3,607,755	1.65
28.		Prudential PLC	United Kingdom	Insurance	675,072	13.42	9,057,179	5.15	3,474,689	1.59
29.		Bayerische Motoren Werke (BMW) AG	Germany	Automotive	116,000	52.65	6,106,953	25.91	3,005,170	1.37
30.		Royal Bank of Scotland Group PLC	United Kingdom	Banking	2,567,738	2.99	7,667,879	1.11	2,839,455	1.30

(C) Results of Past Operations

(1) Record of Changes in Net Assets (Class M Shares)

Record of changes in net assets at the end of the following fiscal years and at the end of each month within one year prior to the end of October 2008 is as follows:

	Total Net Asset Value		Net Asset Value per Share

	USD	JPY
	(thousands)	(millions)	USD	JPY

5th Fiscal Year	97,950	9,638	21.48	2,114
(June 30, 1999)

6th Fiscal Year	79,416	7,815	26.50	2,608
(June 30, 2000)

7th Fiscal Year	54,103	5,324	18.39	1,810
(June 30, 2001)

8th Fiscal Year	34,312	3,376	16.46	1,620
(June 30, 2002)

9th Fiscal Year	34,460	3,391	14.68	1,445
(June 30, 2003)

10th Fiscal Year	24,410	2,402	17.84	1,755
(June 30, 2004)

11th Fiscal Year	15,227	1,498	20.61	2,028
(June 30, 2005)

12th Fiscal Year	14,097	1,387	25.38	2,497
(June 30, 2006)

13th Fiscal Year	14,075	1,385	33.23	3,270
(June 30, 2007)

14th Fiscal Year	7,551	743	23.07	2,270
(June 30, 2008)

2007 End of November	11,198	1,102	32.45	3,193
End of December	10,055	989	26.06	2,564
2008 End of January	8,794	865	23.62	2,324
End of February	8,715	858	23.70	2,332
End of March	8,596	846	23.71	2,333
End of April	8,716	858	24.98	2,458
End of May	8,503	837	25.31	2,491
End of June	7,551	743	23.07	2,270
End of July	7,167	705	22.33	2,197
End of August	6,446	634	21.15	2,081
End of September	5,346	526	18.03	1,774
End of October	4,110	404	14.17	1,394

(2) Record of Distributions Paid

Class M Shares

Record of Distributions Paid
Class M Shares

Period			Amount of Dividend paid per Share

		Income		Capital Gains

	USD		JPY	USD	JPY

5th Fiscal Year (7/1/98-6/30/99)	$0.20		20	$1.00	98

6th Fiscal Year (7/1/99-6/30/00)	$-	*	0	$0.04	4

7th Fiscal Year (7/1/00-6/30/01)	$-		0	$2.14	211

8th Fiscal Year (7/1/01-6/30/02)	$0.01		1	$-	0

9th Fiscal Year (7/1/02-6/30/03)	$0.13		13	$-	0

10th Fiscal Year (7/1/03-6/30/04)	$0.20		20	$-	0

11th Fiscal Year (7/1/04-6/30/05)	$0.09		9	$-	0

12th Fiscal Year (7/1/05-6/30/06)	$0.15		15	$-	0

13th Fiscal Year (7/1/06-6/30/07)	$0.38		37	$0.09	9

14th Fiscal Year (7/1/07-6/30/08)	$0.33		32	$5.07	499

*Amount represents less than $0.01 per share.

Note: Record of distribution paid from December 1998 to December 2007 are as follows

		Dividend		NAV per Share

Ex-dividend Date	USD		Yen	USD

1998 December 18	$1.196		118	$20.76
1999 December 17	$0.042		4	$25.21
2000 December 20	$2.138		210	$21.39
2001 December 20	$0.012		1	$16.78
2002 December 20	$0.127		12	$13.61
2003 December 18	$0.204		20	$17.20
2004 December 21	$0.092		9	$20.31
2005 December 20	$0.152		15	$22.65
2006 December 20	$0.473		47	$29.70
2007 December 20	$5.396		531	$25.43

(3) Record of Changes in Return Rate (Class M Shares)

Record of changes in Return Rate during the following fiscal years is as follows:

Period	*Return Rate (%)

5th Fiscal Year (7/1/98 - 6/30/99)	-3.37

6th Fiscal Year (7/1/99 - 6/30/00)	23.58

7th Fiscal Year (7/1/00 - 6/30/01)	-23.67

8th Fiscal Year (7/1/01 - 6/30/02)	-10.43

9th Fiscal Year (7/1/02 - 6/30/03)	-9.98

10th Fiscal Year (7/1/03 - 6/30/04)	22.97

11th Fiscal Year (7/1/04 - 6/30/05)	16.05

12th Fiscal Year (7/1/05 - 6/30/06)	23.97

13th Fiscal Year (7/1/06 - 6/30/07)	33.02

14th Fiscal Year (7/1/07 - 6/30/08)	-15.84

*Return Rate (%) ={[ [ Ending NAV * A] ] / Beginning NAV] – 1}*100

“A” shall be obtained by multiplying together all the amounts of such dividend as distributed during the period divided by the net asset value per share on the ex-dividend day of the relevant distribution plus 1.

Provided that “Beginning NAV” means net asset value per share at the end of the fiscal year immediately preceding the relevant fiscal year, and “Ending NAV” means net asset value per share at the end of the relevant fiscal year.

6. OUTLINE OF PROCEDURES, ETC.

[Summarized PART III. "II. PROCEDURES, ETC." is inserted in the Japanese document but omitted in this English translation.]

7. OUTLINE OF ADMINISTRATION AND MANAGEMENT

[Summarized PART III. "III. MANAGEMENT AND ADMINISTRATION" is inserted in the Japanese document but omitted in this English translation.]

II. INFORMATION ON FINANCIAL HIGHLIGHTS

["Financial highlights" on Class M Shares, "Statement of assets and liabilities" and "Statement of operations " along with "Note 1, Significant accounting policies" in "Notes to financial statements" are inserted in the Japanese document but omitted in this English translation.]

III. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT FUND SECURITIES

1. Transfer of the Shares

The transfer agent for the registered share certificates is Putnam Investor Services (a division of Putnam Fiduciary Trust Company), with an address of P.O. Box 8383, Boston, MA 02266-8383, U. S. A.

The Japanese investors who entrust the custody of their shares to the Distributor or a Sales Handling Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.

No fee is chargeable for the transfer of shares.

2. There are no annual shareholders' meetings. Special shareholders' meetings may be held from time to time as required by the Agreement and Declaration of Trust and the Investment Company Act of 1940.

3. No special privilege is granted to Shareholders.

The acquisition of Shares by any person may be restricted.

IV. ITEMS ON DETAILED INFORMATION ON THE FUND

(1) The items described in the section of PART III. DETAILED INFORMATION CONCERNING THE FUND are as follows:

I. ADDITIONAL INFORMATION ON THE FUND

1. History of the Fund

2. Outline of Laws Regulating the Fund in the Jurisdiction Where Established

3. Outline of the Supervisory Authority

II. PROCEDURES, ETC.

1. Procedures for Subscription (Sales)

2. Procedures for Repurchase of Units

3. Conversion (Switching)

4. Transfer of Units

III. MANAGEMENT AND ADMINISTRATION

1. Outline of Management, etc. of Assets

2. Outline of Disclosure System

3. Right of Unitholders, Etc.

IV. FINANCIAL CONDITIONS OF THE FUND

1. Financial Statements

2. Current Conditions of the Sub-Fund

V. RECORD OF SALES AND REPURCHASES

(2) With respect to the above-mentioned items, there is no item to be described in the Prospectus to be delivered, which needs to be delivered to investors prior to or at the same time of sales of shares in accordance with the stipulation of the second item, article 15 of the Financial Instruments and Exchange Law.

PART III. DETAILED INFORMATION ON THE FUND
I. ADDITIONAL INFORMATION ON THE FUND

1.	HISTORY OF THE FUND:

	November 10, 1988:	Organization of the Fund as a Massachusetts business
trust. Adoption of the Agreement and Declaration of
Trust.

	July 13, 1990:	Adoption of the Amended and Restated Agreement and
Declaration of Trust

	April 30, 2003:	Adoption of the Amended and Restated Agreement and
Declaration of Trust

2. OUTLINE OF LAWS REGULATING THE FUND IN THE JURISDICTION WHERE ESTABLISHED:

(1) Form of the Fund

Putnam Europe Equity Fund is a Massachusetts business trust organized on November 10, 1988. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts. Prior to April 30, 2003, the Fund was known as Putnam Europe Growth Fund.

The Fund is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Fund's shares are not currently divided into series. Only the Fund's Class M shares are currently offered in Japan. Sales charges in the United States may differ. Japanese investors should rely on this Securities Registration Statement, and not any sales literature information provided for use by U.S. investors. The Fund also offers in the United States of America other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes (and of class M shares offered in Japan and the United States) will vary.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund.

The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust. The Fund has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2004.

The Fund is a “diversified” investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of its total assets is not subject to this restriction. To the extent the Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer’s securities declines.

If a shareholder owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may choose to redeem the shareholders’ shares without the shareholder’s permission and send the shareholder the proceeds. To the extent permitted by applicable law, the Fund may also redeem shares if shareholders own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees may, at any time, establish one, which could apply to both present and future shareholders.

(2) Governing Laws

The Fund was created under, and is subject to, the laws of The Commonwealth of Massachusetts. The sale of the Fund’s shares is subject to, among other things, the Securities Act of 1933, as amended, and certain state securities laws. The Fund also attempts to qualify each year and elect to be taxed as a regulated investment company under the United States Internal Revenue Code of 1986, as amended.

The following is a broad outline of certain of the principal statutes regulating the operations of the Fund in the U.S.:

a. Massachusetts General Laws, Chapter 182 - Voluntary Associations and Certain Trusts

Chapter 182 provides in part as follows:

A copy of the declaration of trust must be filed with the Secretary of State of The Commonwealth of Massachusetts and with the Clerk of the City of Boston. Any amendment of the declaration of trust must be filed with the Secretary and the Clerk within thirty days after the adoption of such amendment.

A trust must annually file with the Secretary of State on or before June 1 a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees.

Penalties may be assessed against the trust for failure to comply with certain of the provisions of Chapter 182.

b. Investment Company Act of 1940

The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the SEC, and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

c. Securities Act of 1933

The Securities Act of 1933, as amended (the "1933 Act"), regulates many sales of securities. The 1933 Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

d. Securities Exchange Act of 1934

The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

e. The Internal Revenue Code

The Fund intends to qualify as a "regulated investment company" for United States federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders.

f. Other laws

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund’s shares.

3. OUTLINE OF THE SUPERVISORY AUTHORITY:

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

a. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

b. State authorities typically have broad authority to regulate the activities of broker, dealers, or other persons directly or indirectly engaged in activities relating to the offering and sale of securities to their residents or within their jurisdictions.

II. PROCEDURES, ETC.

1. PROCEDURES FOR SUBSCRIPTION (PURCHASES), ETC.:

a. Purchases in the United States

Investors residing in the U.S. can open a fund account with as little as $500. The minimum investment is waived if the investor makes regular investments weekly, semi-monthly, or monthly through automatic deductions from a bank checking or savings account. Although Putnam is currently waiving the minimum, it reserves the right to reject initial investments under the minimum at its discretion. The Fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. Investors' financial advisor or Putnam Investor Services generally must receive their completed buy order before the close of regular trading on the New York Stock Exchange for investors’ shares to be bought at that day's offering price.

If investors participate in a retirement plan that offers the Fund, they should consult their employer for information on how to purchase shares of the Fund through the plan, including any restrictions or limitations that may apply.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, Putnam Investor Services may not be able to open an investor’s Fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth.

Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening an investor’s account, the Fund reserves the right to close the investor’s account.

Also, the Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

Purchasing additional shares

Once investors residing in the U.S. have an existing account, they can make additional investments at any time in any amount in the following ways:

- Through a financial representative

An investor’s representative will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge for his or her services.

- Through Putnam’s Systematic Investing Program

The investors can make regular investments weekly, semi-monthly or monthly through automatic deductions from their bank checking or savings account

- Via the Internet or phone

If an investor has an existing Putnam fund account and has completed and returned an Electronic Investment Authorization Form, the investor can buy additional shares online at www.putnam.com or by calling Putnam Investor Services at 1-800-225-1581.

- By mail

An investor may also request a book of investment stubs for the investor’s account. The investor would complete an investment stub and write a check for the amount the investor wishes to invest, payable to the Fund, then return the check and investment stub to Putnam Investor Services.

- By wire transfer.

An investor may buy Fund shares by bank wire transfer of same-day funds. An investor would call Putnam Investor Services at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. The bank may charge for wiring same-day funds. Although the Fund’s designated bank does not currently charge for receiving same-day funds, it reserves the right to charge for this service. An investor cannot buy shares for tax-qualified retirement plans by wire transfer.

Each share class of the Fund represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure. Only Class M shares are offered in Japan. Here is a summary of Class M shares:

- Initial sales charge of up to 3.50% (sales charges may differ for shares purchased in Japan)

- Lower sales charges available for investments of $50,000 or more

- No deferred sales charge

- Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fees

- Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees

- No conversion to class A shares, so future 12b-1 fees do not decline over time

Initial sales charges for class M shares*

	Sales charge as a percentage of:

Amount of purchase at offering	Net amount	Offering price
price ($)	invested	**

Under 50,000	3.63%	3.50%

50,000 but under 100,000	2.56	2.50

100,000 but under 250,000	1.52	1.50

250,000 but under 500,000	1.01	1.00

500,000 but under 1,000,000	1.01	1.00

1,000,000 and above	NONE	NONE

* Sales charges may differ for shares purchased in Japan

** Offering price includes sales charge.

Distribution (12b-1) plans

The Fund’s 12b-1 plans provide for payments at annual rates (based on average net assets) of up to 1.00% on class M shares. The Trustees currently limit payments on class M shares to 0.75% of average net assets. Because these fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of investors’ investment.

Payments to dealers

If an investor purchases shares through a dealer, the dealer generally receives payments from the Principal Underwriter representing some or all of the sales charges and distribution (12b-1) fees, if any, shown in the tables under the heading Costs associated with your investment in (D), 12, Part I of the SRS.

The Principal Underwriter and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the Fund or other Putnam funds to its customers. These additional payments are made by The Principal Underwriter and its affiliates and do not increase the amount paid by an investor or the Fund as shown under the heading Costs associated with your investment in (D), 12, Part I of the SRS.

The additional payments to dealers by The Principal Underwriter and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments, which are generally available to most dealers engaging in significant sales of Putnam fund shares, are not expected, with certain limited exceptions, to exceed 0.085% of the average net assets of Putnam’s retail mutual funds attributable to that dealer on an annual basis. These payments are made for marketing support provided by the dealers, including business planning assistance, educating dealer personnel about the Putnam Funds and shareholder financial planning needs, placement of the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer.

Program servicing payments, which are paid in some instances to dealers in connection with investments in the Fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program services provided by the dealer, including participant recordkeeping, reporting, or transaction processing, as well as services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.

Other Payments. The Principal Underwriter and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and U.S. National Association of Securities Dealers (“NASD”) rules and by other applicable laws and regulations. Certain dealers also receive additional payments from the Fund’s transfer agent in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the Fund or other Putnam funds through their retirement plan. These payments are not expected, with certain exceptions for affiliated and unaffiliated entities, to exceed 0.13% of the total assets of such shareholders or plan participants in the Fund or other Putnam funds on an annual basis.

An investor may be eligible to buy Class M Shares at reduced sales charges. For fiscal 2008, the Principal Underwriter received $35,881 in sales charges for Class M Shares, of which it retained $5,107. For fiscal 2008, the Fund received no monies in contingent deferred sales charges for Class M shares.

b. Sales in Japan

It is agreed and understood that the shares of the Fund shall be offered by the Distributor to non-U.S. persons in Japan only and not to any “U.S. Person” as such person is defined below. In addition, if a shareholder becomes a U.S. Person after purchasing shares, the shareholder may hold shares continuously pursuant to the Account Agreement (as defined below) but may not purchase additional shares from the Distributor in Japan.

A “U.S. Person” means any of the following: (1) a citizen or resident of the United States for U.S. federal income tax purposes; (2) a corporation, partnership or other legal entity organized under the laws of the United States or any of its political subdivisions; (3) any estate or trust which is subject to United States federal income taxation regardless of the source of its income. For purposes of this definition, the “United States” means the Unites States of America and any of its states, territories, possessions or the District of Columbia.

In Japan, shares of the Fund are offered on any day that is both a Business Day and any business day of securities companies in Japan during the Subscription Period mentioned in "7. Period of Subscription, Part I Information concerning Securities" of a securities registration statement pursuant to the terms set forth in "Part I. Information concerning Securities" of the relevant securities registration statement. The Sales Handling Company shall provide to the investors a contract Concerning a Foreign Securities Transactions Account and other prescribed contracts (the "Account Agreement") and receive from such investors an application for requesting the opening of a transactions account under the Account Agreement. The purchase shall be made in the minimum investment amount of 100 shares. Purchases may be made in integral multiples of 10 shares.

The issue price for shares shall be, in principle, the Net Asset Value per Share next calculated on the day on which the Fund has received such application. The Trade Day in Japan is the day when the Sales Handling Company confirms the execution of the order (ordinarily the business day in Japan next following the placement of orders), and the payment and delivery shall be made on the fourth Business Day after and including the Trade Day. The sales charge applicable to Class M Shares in Japan shall be 3.675% (3.5% without a consumption tax) of the net asset value of such shares. From such amount, 0.50% of the amount calculated by dividing the net asset value by (1-0.035) and rounded to three decimal places shall be retained by The Principal Underwriter Limited Partnership, principal underwriter of the Fund.

The investors having entrusted a Sales Handling Company with safekeeping of the certificates for Fund shares will receive Trade Balance Report on the Shares. In such case payment shall be made in yen in principle and the applicable exchange rate shall be the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day, which shall be determined by such Sales Handling Company. The payment may be made in dollars to the extent that the Sales Handling Company can agree.

In addition, Sales Handling Companies in Japan who are members of the Japan Securities Dealers' Association cannot continue sales of the Shares in Japan when the net assets of the Fund are less than JPY 100,000,000 or the Shares otherwise cease to comply with the "Standards of Selection of Foreign Investment Fund Securities" contained in the "Regulations Concerning the Transactions of Foreign Securities" established by the Association.

2. PROCEDURES FOR REPURCHASE OF SHARES, ETC.:

a. Repurchase or exchange in the United States

Investors residing in the U.S. can sell their shares back to the Fund or exchange them for shares of another Putnam Fund any day the New York Stock Exchange is open, either through their financial advisor or directly to the Fund. (See Policy on excessive short-term trading later in this section regarding sales or exchanges made within 90 days of purchase.) Payment for redemption may be delayed until the Fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

Regarding exchanges, not all Putnam funds offer all classes of shares or may be open to new investors residing in the U.S. If an investor exchanges shares otherwise subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When an investor redeems the shares acquired through the exchange, however, the redemption may be subject to the deferred sales charge, depending upon whether the investor originally purchased the shares. For purposes of computing the deferred sales charge, the length of time investors have owned their shares will be measured from the date of original purchase and will not be affected by any subsequent exchanges among funds.

Selling or exchanging shares through investors' financial representative

An investor’s representative must receive the investor's request in proper form before the close of regular trading on the New York Stock Exchange for the investor to receive that day's NAV, less any applicable deferred sales charge and short-term trading fee. An investor's representative will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge the investor for his or her services.

Selling or exchanging shares directly with the Fund

Putnam Investor Services must receive an investor's request in proper form before the close of regular trading on the New York Stock Exchange in order to receive that day's NAV, less any applicable deferred sales charge and short-term trading fee.

By mail

Investors may send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If an investor has certificates for the shares the investor wants to sell or exchange, the investor must return them unendorsed with the investor’s letter of instruction.

By telephone

An investor may use Putnam's telephone redemption privilege to redeem shares valued at less than $100,000 unless the investor has notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless an investor indicates otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available for amounts up to $500,000. Sale or exchange by telephone is not permitted if there are certificates for an investor’s shares. The telephone redemption and exchange privileges may be modified or terminated without notice.

Via the Internet

An investor may also exchange shares via the Internet at www.putnam.com/individual.

Shares held through an employer’s retirement plan

For information on how to sell or exchange shares of the Fund that were purchased through an employer’s retirement plan, including any restrictions and charges that the plan may impose, investors are asked to please consult their employer.

Additional requirements

In certain situations, for example, if an investor sells shares with a value of $100,000 or more, the signatures of all registered owners or the investor's legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. For more information concerning Putnam's signature guarantee and documentation requirements, investors are asked to contact Putnam Investor Services.

The Fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which an investor would like to exchange may also reject an investor’s exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges the Investment Management Company determines are likely to have a negative effect on the Fund or other Putnam funds. Investors are asked to consult Putnam Investor Services before requesting an exchange. Investors should ask their financial representatives or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

Payment Information

The Fund generally sends an investor payment for the investor's shares the business day after the investor’s request is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by U.S. federal securities laws. Investors will not receive interest on uncashed redemption checks.

Redemption by the Fund

If an investor owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem the investor's shares without the investor's permission and send the investor the proceeds. To the extent permitted by applicable law, the Fund may also redeem shares if an investor owns more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

Policy on excessive short-term trading

Risks of excessive short-term trading

Excessive short-term trading activity may reduce the Fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the Fund’s expenses and diluting the Fund’s net asset value. Depending on the size and frequency of short-term trades in the Fund’s shares, the Fund may experience increased cash volatility, which could require the Fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may also increase the Fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase the taxable distributions received from the Fund.

Because the Fund invests primarily in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because the Fund invests in securities that may trade infrequently or may be more difficult to value, such as securities of smaller companies, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities, including below investment grade bonds.

Fund policies

In order to protect the interests of long-term shareholders of the Fund, the Investment Management Company and the Fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The Fund seeks to discourage excessive short-term trading by imposing short-term trading fees and using fair value pricing procedures to value investments under some circumstances. In addition, the Investment Management Company monitors activity in those shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

Short-term trading fee

The Fund will impose a short-term trading fee of 1.00% of the total redemption amount (calculated at market value) if investors sell or exchange their shares after holding them for 90 days or less (including if the investor purchased the shares by exchange). The short-term trading fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The short-term trading fee will not apply in certain circumstances, such as redemptions in the event of shareholder death or post-purchase disability, redemptions from certain omnibus accounts, redemptions made as part of a systematic withdrawal plan, and redemptions in connection with periodic portfolio rebalancings of certain wrap accounts or automatic rebalancing arrangements entered into by the Principal Underwriter and a dealer. The fee will not apply to shares sold or exchanged by a Section 529 college savings plan or a Putnam fund-of-funds or to redemptions for the purpose of paying benefits pursuant to tax-qualified retirement plans. In addition, for investors in defined contribution plans administered by the Investment Management Company, the short-term trading fee applies only to exchanges of shares purchased by exchange, and will not apply to redemptions to pay distributions or loans from such plans, redemptions of shares purchased directly with contributions by a plan participant or sponsor and redemptions of shares purchased in connection with loan repayments. These exceptions may also apply to defined contribution plans administered by third parties that assess the Fund’s short term trading fee. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the Fund are currently unable or unwilling to assess the Fund’s short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the Fund’s short term trading fee.

b. Repurchase in Japan

Shareholders in Japan may at any time request repurchase of their Shares. Repurchase requests in Japan may be made to Investor Servicing Agent through the Sales Handling Company on a Fund Business Day that is a business day of the distributor in Japan without a contingent deferred sales charge. The repurchase shall be made in integral multiples of 10 shares.

The price a shareholder in Japan will receive is the next net asset value calculated after the Fund receives the repurchase request from SMBC Friend, provided the request is received before the close of regular trading on the New York Stock Exchange. The payment of the price shall be made in yen through the Sales Handling Company pursuant to the Account Agreement or, if the Sales Handling Company agrees, in dollars. The payment for repurchase proceeds shall be made on the fourth business day of securities companies in Japan after and including the Trade Day.

( Any repurchase charges including the Fund’s short-term trading fee will not be imposed on shareholders whose shares are held through SMBC Friend under the Account Agreement in Japan.)

c. Suspension of Repurchase

The Fund may suspend shareholders' right of redemption, or postpone payment for more than seven days, if the New York Stock Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the U.S. Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the U.S. Securities and Exchange Commission for protection of investors.

III. MANAGEMENT AND ADMINISTRATION

1. OUTLINE OF MANAGEMENT, ETC. OF ASSETS:

(1) Valuation of Assets:

The Fund determines the net asset value per share of each class of shares once each day the New York Stock Exchange (the "Exchange") is open. Currently, the Exchange is closed Saturdays, Sundays and the following U.S. holidays: New Year's Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The Fund determines the net asset value of each class as of the close of regular trading on the Exchange, currently 4:00 p.m., New York time. However, equity options held by the Fund are priced as of the close of trading at 4:10 p.m., New York time, and futures contracts on U.S. government and other fixed-income securities and index options held by the Fund are priced as of their close of trading at 4:15 p.m., New York time.

Securities for which market quotations are readily available are valued at prices which, in the opinion of the Investment Management Company, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain securities are valued at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the class outstanding.

Reliable market quotations are not considered to be readily available for, among other securities, long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

If any securities held by the Fund are restricted as to resale, the Investment Management Company determines their fair value following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as non-U.S. securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Fund's shares are computed in their local currencies as of such times. Currency exchange rates are normally determined at the close of trading in London, England (11:00 a.m., New York time). Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between the time of the determination of value and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value.

The Fund translates prices for its investments quoted in non-U.S. currencies into U.S. dollars at current exchange rates, which are generally determined as of 3:00 p.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund’s NAV. Because non-US markets may be open at different times than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE, and, therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Fund has adopted fair value pricing procedures, which, among other things, require the Fund to assess the fair value of foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund to a significant extent. The value determined for an investment using the Fund’s fair value pricing procedures may differ from recent market prices for the investment.

If an error in the Fund's net asset value calculation is identified, a corrective action shall be taken in accordance with the rules for determination procedures of net asset value prescribed by the Investment Management Company. However, in case the error is not considered material (for example, the case where the error is less than a penny per share or any other cases determined under the rules for determination procedures of net asset value), no action may be taken. Further, if (i) the error in the net asset value calculation is less than 0.5% of net assets per share or (ii) the indicated adjustment to a shareholder account is less than $25, no corrective action for transaction shall be taken.

(2) Custody:

Share certificates shall be held by shareholders at their own risk.

The custody of the Share certificates (if issued) representing Shares sold to Japanese shareholders shall, unless otherwise instructed by the shareholder, be held, in the name of the custodian, by the custodian of SMBC Friend. The Sales Handling Company to the Japanese shareholders shall deliver Trade Balance Report on the Shares.

(3) Duration of existence:

Unless terminated, the Fund shall continue without limitation of time.

(4) Accounting Period:

The accounts of the Fund will be closed each year on June 30.

(5) Miscellaneous:

a. Liquidation

The Fund may be terminated at any time by vote of Shareholders holding at least 66 2/3% of the Shares entitled to vote or by the Trustees of the Fund by written notice to the Shareholders.

b. Authorized Shares:

There is no prescribed authorized number of Shares, and Shares may be issued from time to time.

c. Issue of Warrants, Subscription Rights, etc.:

The Fund may not grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.

d. How Performance Is Shown:

Fund advertisements may, from time to time, include performance information.

For the one-year, five-year and ten-year periods ended June 30, 2008, the average annual total return for Class M shares was -15.84%, 14.64% and 3.82%, respectively. For a portion these periods, the Fund limited expenses, without which returns would have been lower.

e. The Procedures Concerning Amendments to Bylaws and Agreements Concluded Between the Related Companies, etc.:

(i) Agreement and Declaration of Trust:

Originals or copies of the Agreement and Declaration of Trust, as amended are maintained in the office of the Fund and are made available for public inspection for the Shareholders. Originals or copies of the Agreement and Declaration of Trust, as amended are on file in the United States with the Secretary of State of The Commonwealth of Massachusetts and with the Clerk of the City of Boston.

The Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of Shares but not the holders of all outstanding series and classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series and class affected and no vote of

Shareholders of a series or class not affected shall be required. Amendments having the purpose of changing the name of the Fund or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.

In Japan, material changes in the Agreement and Declaration of Trust shall be published and sent to the Japanese Shareholders.

(ii) Bylaws:

The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.

(iii) Management Contract

The Management Contract shall not be amended unless such amendment be approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Manager.

(iv) Master Custodian Agreement

The Master Custodian Agreement with State Street Bank and Trust Company shall become effective as of its execution and shall continue in full force and effect for an initial term of four (4) years from the date thereof, and shall automatically renew for additional consecutive three (3) year terms, unless either party gives one hundred eighty (180) days' prior written notice to the other of its intent not to renew. If the Agreement is terminated (the effective date of such termination being referred to as the "Termination Date"), the Custodian shall, at the reasonable request of the funds, and subject to the consent of the Custodian (which consent shall not be unreasonably withheld or delayed), continue to provide services thereunder for a period (the "Extension Period") not to exceed ninety (90) days from the Termination Date, and the compensation payable to the Custodian for its services and expenses during such Extension Period shall not exceed one hundred and five percent (105%) (per annum) of the compensation last agreed upon by each fund and the Custodian and in effect immediately prior to the Termination Date.

(v) Amended and Restated Investor Servicing Agreement

The Amended and Restated Investor Servicing Agreement shall continue indefinitely until terminated by not less than ninety (90) days prior written notice given by the Fund to the Investor Servicing Agent, or by not less than six months prior written notice given by the Investor Servicing Agent to the Fund.

In the event that in connection with any such termination a successor to any of the Investor Servicing Agent's duties or responsibilities under the Amended and Restated Investor Servicing Agreement is designated by the Fund by written notice to the Investor Servicing Agent, the Investor Servicing Agent will cooperate fully in the transfer of such duties and responsibilities, including provision for assistance by the Investor Servicing Agent's personnel in the establishment of books, records and other data by such successor. The Fund will reimburse the Investor Servicing Agent for all expenses incurred by the Investor Servicing Agent in connection with such transfer.

(vi) Master Sub-Accounting Servicing Agreement

The Master Sub-Accounting Servicing Agreement takes effect upon its execution and remains in full force for an initial term of 7 years from the date of execution, and shall automatically renew for additional consecutive 3 year terms, unless either party gives 180 days' prior written notice to the other of its intent not to renew. The Agreement shall be modified or amended from time to time by mutual written agreement of the parties to the Agreement.

(vii) Sub-Advisory Contract

The Sub-Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by the Investment Management Company, the Sub-Investment Management Company, or the Sub-Advisory Company, on 30 days’ written notice. The Sub-Advisory Contract also terminates without penalty in the event of its assignment or upon the termination of the Investment Management Company’s Management Contract with the Fund or the termination of the Sub-Investment Management Company’s Sub-Management Contract with the Fund, if, with respect to an allocated sleeve for which the Sub-Investment Management Company has contracted with the Sub-Advisory Company, it terminates. The Sub-Advisory Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders and, in either case, by a majority of the Trustees who are not “interested persons” of the Investment Management Company or the Fund. Subject to applicable law, the Sub-Advisory Contract may be amended by a majority of the Trustees who are not “interested persons” of the Investment Management Company or the Fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the Investment Company Act of 1940.

(viii) Sub-Management Contract

The Sub-Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by the Investment Management Company or the Sub-Investment Management Company, on 30 days’ written notice. The Sub-Management Contract also terminates without penalty in the event of its assignment or upon the termination of the Investment Management Company’s Management Contract with the Fund. The Sub-Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders and, in either case, by a majority of the Trustees who are not “interested persons” of the Investment Management Company or the Fund. Subject to applicable law, the Sub-Management Contract may be amended by a majority of the Trustees who are not “interested persons” of the Investment Management Company or the Fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the Investment Company Act of 1940.

(ix) Japan Dealer Sales Contract

Either party to the Contract may terminate the Contract, without cause, upon 30 days’ written notice to the other party. Either party to the Contract may also terminate the Contract for cause upon the violation by the other party of any of the provisions of the Contract, such termination to become effective on the date such notice of termination is mailed to the other party.

(x) Agent Securities Company Agreement

The Agreement shall be effective until terminated upon notice, thirty (30) days prior to the termination date, in writing to the other party to the Agreement, to the addresses listed in the Agreement, subject to the appointment of a successor agent securities company for the Fund in Japan insofar as such appointment is required in Japan.

2. OUTLINE OF DISCLOSURE SYSTEM:

(1) Disclosure in U.S.A.:

(i) Disclosure to shareholders

In accordance with the Investment Company Act of 1940, the Fund is required to send to its shareholders annual and semi-annual reports containing financial information.

(ii) Disclosure to the SEC

The Fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement annually in accordance with the Investment Company Act of 1940. The Fund also files certain additional information periodically with the SEC on Forms N-Q, N-PX, N-CSR and N-SAR.

(2) Disclosure in Japan:

a. Disclosure to the Supervisory Authority:

(i) Disclosure Required under the Financial Instruments and Exchange Law:

When the Fund intends to offer the Shares amounting to more than a certain amount in yen in Japan, it shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan securities registration statements together with the copies of the Agreement and Declaration of the Fund and the agreements with major related companies as attachments thereto. The said documents are made available for public inspection for investors and any other persons who desire at the reading room of the Kanto Local Finance Bureau of the Ministry of Finance or the electronic disclosure system (EDINET) concerning the disclosure documents of the Annual Securities Report, etc. under the Financial Instruments and Exchange Law of Japan.

The Sales Handling Company of the Shares shall deliver to the investors prospectuses the contents of which are substantially identical to Part I and Part II of the securities registration statements ("Prospectus to be delivered"). If investors request, the Sales Handling Company of the Shares shall deliver to them prospectuses the contents of which are substantially identical to Part III of the securities registration statements ("Prospectus to be delivered, if requested"). For the purpose of disclosure of the financial conditions, etc., the Trustees shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who so desire at the reading room of the Kanto Local Finance Bureau of the Ministry of Finance or the electronic disclosure system (EDINET) concerning the disclosure documents of the Annual Securities Report, etc. under the Securities and Exchange Law of Japan.

(ii) Notifications, etc. under the Law Concerning Investment Trusts and Investment Companies

If the Investment Management Company conducts the business of offering for sale of shares of the Fund, it must file in advance certain information relating to the Fund with the Commissioner of Financial Services Agency under the Law Concerning Investment Trusts and Investment Companies (the Law No. 198, 1951, as amended) (hereinafter referred to the "Investment Trusts Law"). In addition, if the Investment Management Company amends the Agreement and Declaration of Trust of the Fund, it must file in advance such amendment and the details thereof with the Commissioner of Financial Services Agency. Further, the Investment Management Company must prepare the Management Report on the prescribed matters concerning the assets of the Fund under the Investment Trusts Law immediately after the end of each calculation period of the Fund and must file such Report with the Commissioner of Financial Services Agency.

b. Disclosure to Japanese Shareholders:

In the case where the Agreement and Declaration of Trust is to be amended and the amendment is significant or the case where the Fund is to be merged with another fund, the Fund shall notify in writing the shareholders known in Japan of contents of the amendment and reasons therefor, etc. at least 14 days before such amendment or merger.

The Japanese Shareholders will be notified of changes in material facts which would change their position, including notices from the Trustees, through the Sales Handling Companies.

The above-described Management Report on the Fund will be sent to the shareholders known in Japan.

3. RIGHTS OF SHAREHOLDERS, ETC.:

(1) Rights of Shareholders, etc.

Shareholders must register their shares in their own name in order to exercise directly their rights as Shareholders. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Sales Handling Company cannot directly exercise their Shareholder rights, because their Shares are registered in the name of the custodian. Shareholders in Japan may have the Sales Handling Company exercise their rights on their behalf in accordance with the Account Agreement with the Sales Handling Company.

Shareholders in Japan who do not entrust the custody of their Shares to the Sales Handling Companies may exercise their rights in accordance with their own arrangement under their own responsibility.

The major rights enjoyed by Shareholders are as follows:

(i) Voting rights

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund.

The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust. The Fund has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees of the Fund would be elected at least every five years beginning in 2004.

(ii) Repurchase rights

Shareholders are entitled to request repurchase of Shares at their Net Asset Value at any time.

(iii) Rights to receive dividends

Shareholders will generally receive any distributions from net investment income and any net realized capital gains at least annually. Distributions from net investment income, if any, are expected to be small. Distributions from capital gains are made after applying any available capital loss carryovers.

Shareholders may choose to reinvest distributions, capital gains or both in additional shares of the Fund or other Putnam funds, or they may receive them in cash in the form of a check or an electronic deposit to a bank account. Investors in Japan must receive all distributions in cash.

(iv) Right to receive distributions upon dissolution

Shareholders of the Fund are entitled to receive distributions upon dissolution in proportion to the number of shares then held by them, except as otherwise required.

(v) Right to inspect accounting books and the like

Shareholders are entitled to inspect the Agreement and Declaration of Trust in the offices of the Secretary of the Commonwealth of Massachusetts, the accounting books at the discretion of the Court and the minutes of any shareholders' meetings.

(vi) Right to transfer shares

Shares are transferable without restriction except as limited by applicable law.

(vii) Rights with respect to the U.S. registration statement

If, under the 1933 Act, there is, at any time it became effective, any material false or misleading statement in the U.S. registration statement, or any omission of any material statement required to be stated therein or necessary to cause the statements made therein to be materially misleading, shareholders are generally entitled to institute a lawsuit, against the person who had signed the relevant Registration Statement, the trustees of the issuer (or any person placed in the same position), any person involved in preparing such Statement or any underwriter of the relevant shares.

(2) Foreign Exchange Control in U.S.A.

In U.S.A., there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese shareholders.

(3) Agent in Japan

Mori Hamada & Matsumoto
Marunouchi Kitaguchi Building,
6-5, Marunouchi 1-chome
Chiyoda-ku, Tokyo

The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purposes of:

a. the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA and

b. representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.

The agent for the registration with the Director of Kanto Local Finance Bureau of the Ministry of Finance of the public offering concerned as well as for the continuous disclosure, and the agent with the Financial Services Agency is each of the following persons:

Harume Nakano
Ken Miura
Attorneys-at-law
Mori Hamada & Matsumoto
Marunouchi Kitaguchi Building,
6-5, Marunouchi 1-chome

Chiyoda-ku, Tokyo

(4) Jurisdiction

Limited only to litigation brought by Japanese investors regarding transactions relating to (3) b. above, the Fund has agreed that the following court has jurisdiction over such litigation and the Japanese law is applicable thereto:

Tokyo District Court
1-4, Kasumigaseki 1-chome
Chiyoda-ku, Tokyo

IV. FINANCIAL CONDITION OF THE FUND

1. Financial Statements

[Omitted. Audited financial accounts of the Fund will be incorporated in the Japanese Securities Registration Statement]

2. Current Conditions of the Fund:

(a) Statement of Net Assets

		(As of the end of October 2008)

		USD	JPY

			(in thousands)

Total Assets		337,571,689	33,217,054

Total Liabilities		118,834,799	11,693,344

Total Net Assets		218,736,890	21,523,710
(a-b)

Total Number of Shares	Class A	13,447,024	Shares
Outstanding	Class B	1,121,339	Shares
	Class C	182,610	Shares
	Class M	290,062	Shares
	Class R	4,862	Shares
	Class Y	320,042	Shares

Net Asset Value	Class A	14.28	1,405.15
per Share (c/d)	Class B	13.74	1,352.02
	Class C	14.08	1,385.47
	Class M	14.17	1,394.33
	Class R	14.16	1,393.34
	Class Y	14.31	1,408.10

V. RECORD OF SALES AND REPURCHASES (C) Record of Sales and Repurchases

Record of sales and repurchases during the following fiscal years and number of outstanding shares of the Fund as of the end of such fiscal years is as follows:

Class M Shares

	Number of	Number of Shares	Number of
	Shares Sold	Repurchased	Outstanding Shares

5th Fiscal Year	23,075,809	20,329,254	4,559,525
(7/1/98-6/30/99)	(20,278,650)	(17,589,760)	(2,688,890)

6th Fiscal Year	4,679,657	6,242,590	2,996,592
(7/1/99-6/30/00)	(2,964,120)	(4,271,470)	(1,381,540)

7th Fiscal Year	3,962,299	4,016,702	2,942,189
(7/1/00-6/30/01)	(2,073,520)	(2,014,380)	(1,440,680)

8th Fiscal Year	1,887,774	2,744,994	2,084,969
(7/1/01-6/30/02)	(578,170)	(988,910)	(1,029,940)

9th Fiscal Year	1,349,870	1,087,895	2,346,944
(7/1/02-6/30/03)	(1,292,000)	(718,590)	(1,603,350)

10th Fiscal Year	1,465,099	2,443,954	1,368,089
(7/1/03-6/30/04)	(1,433,760)	(2,129,810)	(907,300)

11th Fiscal Year	107,507	736,852	738,744
(7/1/04-6/30/05)	(14,110)	(588,210)	(333,200)

12th Fiscal Year	114,407	297,760	555,391
(7/1/05-6/30/06)	(90,800)	(197,310)	(226,690)

13th Fiscal Year	95,210	227,023	423,578
(7/1/06-6/30/07)	(60,410)	(169,660)	(117,440)

14th Fiscal Year	85,420	181,655	327,343
(7/1/07-6/30/08)	(29,380)	(66,910)	(79,910)

Note: The number of Shares sold, repurchased and outstanding in the parentheses represents those sold, repurchased and outstanding in Japan. The Number of Shares Sold includes shares issued in connection with reinvestment of distributions.

PART IV. SPECIAL INFORMATION

I. OUTLINE OF THE MANAGEMENT COMPANY

1. Outline of the Management Company

i. FUND

(1) Amount of Capital Stock

Not applicable.

(2) Structure of the management of the Fund

The Trustees are responsible for generally overseeing the conduct of the Fund’s business. The Agreement and Declaration of Trust provides that they shall have all powers necessary or convenient to carry out that responsibility. The number of Trustees is fixed by the Trustees and may not be less than three. A Trustee may be elected either by the Trustees or by the shareholders. At any meeting called for the purpose, a Trustee may be removed by vote of two-thirds of the outstanding shares of the Fund. Each Trustee elected by the Trustees or the shareholders shall serve until he or she retires, resigns, is removed, or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

The Trustees of the Fund are authorized by the Agreement and Declaration of Trust to issue shares of the Fund in one or more series, each series being preferred over all other series in respect of the assets allocated to that series. The Trustees may, without shareholder approval, divide the shares of any series into two or more classes, with such preferences and special or relative rights and privileges as the Trustees may determine.

Under the Agreement and Declaration of Trust the shareholders shall have power, as and to the extent provided therein, to vote only (i) for the election of Trustees, to the extent provided therein, (ii) for the removal of Trustees, to the extent provided therein, (iii) with respect to any investment adviser, to the extent provided therein, (iv) with respect to any termination of the Fund, to the extent provided therein, (v) with respect to certain amendments of the Agreement and Declaration of Trust, (vi) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, and (vii) with respect to such additional matters relating to the Fund as may be required by the Agreement and Declaration of Trust, the Bylaws of the Fund, or any registration of the Fund with the U.S. Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Certain of the foregoing actions may, in addition, be taken by the Trustees without vote of the shareholders of the Fund.

On any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall, except as otherwise provided in the Bylaws, be voted in the aggregate as a single class without regard to series or classes of shares, except (1) when required by the Investment Company Act of 1940 or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes shall be entitled to vote thereon. There is no cumulative voting in the election of Trustees.

Meetings of shareholders may be called by the Clerk whenever ordered by the Trustees, the Chairman of the Trustees, or requested in writing by the holder or holders of at least one-tenth of the outstanding shares entitled to vote at the meeting. Written notice of any meeting of shareholders must be given by mailing the notice at least seven days before the meeting. Thirty percent of shares entitled to vote on a particular matter is a quorum for the transaction of business on that matter at a shareholders' meeting, except that, where any provision of law or of the Agreement and Declaration of Trust permits or requires that holders of any series or class vote as an individual series or class, then thirty percent of the aggregate number of shares of that series or class entitled to vote are necessary to constitute a quorum for the transaction of business by that series or class. For the purpose of determining the shareholders of any class or series of shares who are entitled to vote or act at any meeting, or who are entitled to receive payment of any dividend or other distribution, the Trustees are authorized to fix record dates, which may not be more than 90 days before the date of any meeting of shareholders or more than 60 days before the date of payment of any dividend or other distribution.

The Trustees are authorized by the Agreement and Declaration of Trust to adopt Bylaws not inconsistent with the Agreement and Declaration of Trust providing for the conduct of the business of the Fund. The Bylaws contemplate that the Trustees shall elect a Chairman of the Trustees, the President, the Treasurer, and the Clerk of the Fund, and that other officers, if any, may be elected or appointed by the Trustees at any time. The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.

Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine. It shall be sufficient notice to a Trustee of a special meeting to send notice by mail at least forty-eight hours or by telegram at least twenty-four hours before the meeting or to give notice to him or her in person or by telephone at least twenty-four hours before the meeting.

At any meeting of Trustees, a majority of the Trustees then in office shall constitute a quorum. Except as otherwise provided in the Agreement and Declaration of Trust or Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting (a quorum being present), or by written consents of a majority of the Trustees then in office.

Subject to a favorable majority shareholder vote (as defined in the Agreement and Declaration of Trust), the Trustees may contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association, or other organization.

The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers, and shareholders of the Fund under the circumstances and on the terms specified therein.

The Fund may be terminated at any time by vote of shareholders holding at least two-thirds of the shares entitled to vote or by the Trustees by written notice to the shareholders. Any series of shares may be terminated at any time by vote of shareholders holding at least two-thirds of the shares of such series entitled to vote or by the Trustees by written notice to the shareholders of such series.

The foregoing is a general summary of certain provisions of the Agreement and Declaration of Trust and Bylaws of the Fund, and is qualified in its entirety by reference to each of those documents.

ii. PUTNAM INVESTMENT MANAGEMENT, LLC (INVESTMENT MANAGEMENT COMPANY)

(1) Amount of Member’s Equity

a. Amount of Member’s Equity (as of the end of October, 2008): $94,523,583*

b. Record of Amount of Member’s Equity (for the latest 5 years):

Year	Member’s Equity
End of 2003	$144,486,036
End of 2004+	-$9,155,466
End of 2005	$73,231,356
End of 2006	$70,594,104
End of 2007	$117,226,875

*Unaudited

+During 2004, the Investment Management Company accrued $223,524,388 of regulatory settlements. This, along with net intercompany transactions with Putnam Investments, LLC and its affiliates resulted in the decrease. Net income for the year ended December 31, 2004 was $89,819,256. This was offset by $243,460,758 of net intercompany transactions, which are factored as a reduction of Members’ Equity.

(2) Structure of the Management of the Company

The Investment Management Company is ultimately managed by its managing member.

The investment performance and portfolio of the Fund is overseen by its Board of Trustees, a majority of whom are not affiliated with the Investment Management Company. The Trustees periodically review the performance of the Fund with its manager.

In selecting portfolio securities for the Fund, the Investment Management Company looks for securities that represent attractive values based on careful issue-by-issue analysis and hundreds of onsite visits and other contacts with issuers every year. The Investment Management Company is one of the largest managers of equity, high yield and other debt securities in the United States.

The Investment Management Company is not permitted to consider sales of shares of the Fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

2. Description of Business and Outline of Operation

i. FUND

The Fund may carry out any administrative and managerial act, including the purchase, sale, subscription and exchange of any securities and the exercise of all rights directly or indirectly pertaining to the Fund's assets. The Fund has retained the Investment Management Company, the investment adviser, to render investment advisory services, State Street Bank and Trust Company, to hold the assets of the Fund in custody and Putnam Fiduciary Trust Company, to act as Investor Servicing Agent.

The Investment Management Company has retained its affiliates, the Sub-Investment Management Company and the Sub-Advisory Company, to manage a separate portion of the assets of the Fund subject to its supervision.

ii. PUTNAM INVESTMENT MANAGEMENT, LLC (INVESTMENT MANAGEMENT COMPANY)

The Investment Management Company is engaged in the business of providing investment management and investment advisory services to mutual funds. As of the end of October 2008 the Investment Management Company managed, advised, and/or administered the following 99 funds and fund portfolios (having an aggregate net asset value of over $61,740.60 million):

			(As of the end of October 2008)

Country where Funds are	Principal Characteristic	Number of Funds	Net Asset Value
established or managed			(million dollars)

	Closed End Type Bond Fund	5	$2,500.22

	Open End Type Balanced Fund	13	$15,470.28

U.S.A.
	Open End Type Bond Fund	29	$19,606.16

	Open End Type Equity Fund	52	$24,163.96

3. Financial Conditions of the Management Company

i. FUND the same as II. FINANCIAL CONDITIONS OF THE FUND ii. PUTNAM INVESTMENT MANAGEMENT, LLC (INVESTMENT MANAGEMENT COMPANY)

Japanese translation of the financial statements is attached to the Japanese version.

4. Restriction on Transactions with Interested Parties:

i. FUND

Portfolio securities of the Fund may not be purchased from, sold or loaned to any Trustee of the Fund, the Investment Management Company, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of the Investment Management Company, on his own account whether in his own or other name (as well as a nominee's name), 10% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

ii. PUTNAM INVESTMENT MANAGEMENT, LLC (INVESTMENT MANAGEMENT COMPANY)

Portfolio securities of the Fund may not be purchased from, sold or loaned to any Trustee of the Fund, the Investment Management Company, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of Investment Management Company, on his own account whether in his own or other name (as well as a nominee's name), 10% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

5. Miscellaneous:

i. FUND

(1) Changes of Trustees and Officers

Trustees may be removed or replaced by, among other things, a resolution adopted by a vote of two-thirds of the outstanding shares at a meeting called for the purpose. In the event of vacancy, the remaining Trustees may fill such vacancy by appointing for the remaining term of the predecessor Trustee such other person as they in their discretion shall see fit. The Trustees may add to their number, as they consider appropriate. The Trustees may elect and remove officers, as they consider appropriate.

(2) Amendment to the Agreement and Declaration of Trust

Generally, approval of shareholders is required to amend the Agreement and Declaration of Trust, except for certain matters such as change of name, curing any ambiguity or curing any defective or inconsistent provision.

(3) Litigation and Other Significant Events

The fiscal year end of the Fund is June 30.

The Fund is established for an indefinite period and may be dissolved at any time by vote of the shareholders holding at least two-thirds of the shares entitled to vote or by the Trustees by written notice to shareholders.

In late 2003 and 2004, the Investment Management Company settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from the Investment Management Company to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against the Investment Management Company and, in a limited number of cases, some Putnam funds. The Investment Management Company believes that these lawsuits will have no material adverse effect on the funds or on the Investment Management Company’s ability to provide investment management services. In addition, the Investment Management Company has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

ii. PUTNAM INVESTMENT MANAGEMENT, LLC (INVESTMENT MANAGEMENT COMPANY)

(1) Management

The Investment Management Company is a limited liability company formed under the laws of the State of Delaware. Putnam Investments, LLC, the sole Member of the Investment Management Company, manages and conducts the property, business and affairs of the Investment Management Company.

(2) Election and Removal of Officers

Officers are appointed by the Member. The Member may remove any officer without cause.

(3) Supervision by SEC of Changes in Directors and Certain Officers

The Investment Management Company files certain reports with the SEC in accordance with Sections 203 and 204 of the Investment Advisers Act of 1940, which reports list and provide certain information relating to directors and officers of the Investment Management Company.

Under Section 9 (b) of the Investment Company Act of 1940, the SEC may prohibit the directors and officers from remaining in office, if the SEC judges that such directors and officers have willfully violated any provision of the federal securities law.

(4) Amendment to the Limited Liability Company Agreement, Transfer of Business and Other Important Matters.

a. The Limited Liability Company Agreement of the Investment Management Company may be amended by the Member.

b. Under the Limited Liability Company Act of The State of Delaware, merger or transfer of business requires the consent of the Member.

c. The Investment Management Company has no direct subsidiaries.

d. The fiscal year end of the Investment Management Company is December 31.

(5) Litigation, etc.

In late 2003 and 2004, the Investment Management Company settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from the Investment Management Company to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against the Investment Management Company and, in a limited number of cases, some Putnam funds. The Investment Management Company believes that these lawsuits will have no material adverse effect on the funds or on the Investment Management Company’s ability to provide investment management services. In addition, the Investment Management Company has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

II. OUTLINE OF THE OTHER RELATED COMPANIES

1. Putnam Fiduciary Trust Company (the Investor Servicing Agent)

(A) Amount of Capital

U.S. $261,689,681 (approximately JPY 25.75 billion) as of the end of October 2008

(B) Description of Business

Putnam Fiduciary Trust Company is a Massachusetts trust company and an affiliate of the Investment Management Company. Putnam Fiduciary Trust Company has been providing paying agent and shareholder service agent services to mutual funds, including the Fund, since its inception.

(C) Outline of Business Relationship with the Fund

Putnam Fiduciary Trust Company provides transfer agent services and shareholder services to the Fund.

2. Putnam Retail Management Limited Partnership (the Principal Underwriter)

(A) Amount of Capital

U.S. $61,117,893 (approximately JPY 6.0 billion) as of the end of October 2008

(B) Description of Business

Putnam Retail Management Limited Partnership is the Principal Underwriter of the shares of Putnam Funds including the Fund.

(C) Outline of Business Relationship with the Fund

Putnam Retail Management Limited Partnership provides marketing services to the Fund.

3. SMBC Friend Securities Co., Ltd. (Distributor in Japan and Agent Company)

(A) Amount of Capital

¥27.27 billion as of the end of October 2008

(B) Description of Business

SMBC Friend Securities Co., Ltd engages in the First Category Financial Instruments business in Japan. It engages in handling the sales and repurchase of units issued by Daiwa Securities Investment Trust Management Co., Ltd., Nomura Asset Management Co., Ltd., Nikko Asset Management Co., Ltd., Fidelity Investment Management Co., Ltd., Sumitomo Mitsui Asset Management Co., Ltd., Sumitomo Trust Bank Asset Management Co., Ltd. and Daiwa SB Investments Ltd. etc., and acts as the Agent Company and engages in handling the sales and repurchase of units for MFS Research Bond Fund J, T. Rowe Price Life Plan Income Fund, Pictet Global Selection Fund -European Bond Fund etc. and engages in handling the sales and repurchase of units for Nomura Global Select Trust.

(C) Outline of Business Relationship with the Fund

The Company acts as a Distributor in Japan and Agent Company for the Fund in connection with the offering of shares in Japan.

4. Putnam Investments Limited (Sub-Investment Management Company)

(A) Amount of Capital

U.S $44,821,592 (approximately JPY 4.4 billion) as of the end of October 2008

(B) Description of Business:

The Sub-Investment Management Company is a United Kingdom corporation and an affiliate of the Investment Management Company. The Sub-Investment Management Company provides a full range of international investment advisory services to institutional and retail clients.

(C) Outline of Business Relationship with the Fund

The Sub-Investment Management Company provides investment advisory services for a portion of the Fund’s assets as determined by the Investment Management Company.

5. The Putnam Advisory Company, LLC (Sub-Advisory Company)

(A) Amount of Capital

U.S $166,324,916 (approximately JPY 16.4 billion) as of the end of September 2008

(B) Description of Business:

The Sub-Advisory Company is an affiliate of the Investment Management Company and the Sub-Investment Management Company. The Sub-Advisory Company provides financial services to institutions and individuals through separately-managed accounts and pooled investment vehicles.

(C) Outline of Business Relationship with the Fund

The Sub-Advisory Company provides investment advisory services for a portion of the Fund’s assets as determined by the Investment Management Company and the Sub-Investment Management Company.

6. State Street Bank and Trust Company (the Custodian and Sub-Accounting Agent)

(A) Amount of Capital

Total consolidated shareholder's equity: U.S.$11.5 billion (JPY 1,131.6 billion) as of the end of September, 2008.

(B) Description of Business

State Street Bank and Trust Company is a Massachusetts trust company and is a wholly-owned subsidiary of State Street Bank Holding Company. State Street Bank and Trust Company has been providing custody services to mutual funds since 1924 and to the Fund since January 2007.

(C) Outline of Business Relationship with the Fund

State Street Bank and Trust Company provides custody and sub-accounting services to the Fund.

7. Capital Relationships

100% of the shares of the Investment Management Company, the Sub-Investment Management Company and the Sub-Advisory Company are held by Putnam Investments, LLC.

III. OUTLINE OF INVESTMENT FUND SYSTEM

OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS

Below is an outline of certain general information about open-end U.S. investment companies. This outline is not intended to provide comprehensive information about such investment companies or the various laws, rules or regulations applicable to them, but provides only a brief summary of certain information which may be of interest to investors. The discussion below is qualified in its entirety by the complete registration statement of the Fund and the full text of any referenced statutes and regulations.

I. Massachusetts Business Trusts

A. General Information

Many investment companies are organized as Massachusetts business trusts. A Massachusetts business trust is organized pursuant to a declaration of trust, setting out the general rights and obligations of the shareholders, trustees, and other related parties. Generally, the trustees of the trust oversee its business, and its officers and agents manage its day-to-day affairs.

Chapter 182 of the Massachusetts General Laws applies to certain "voluntary associations", including many Massachusetts business trusts. Chapter 182 provides for, among other things, the filing of the declaration of trust with the Secretary of The Commonwealth of Massachusetts and the filing by the trust of an annual statement regarding, among other things, the number of its shares outstanding and the names and addresses of its trustees.

B. Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a trust. Typically, a declaration of trust disclaims shareholder liability for acts or obligations of the trust and provides for indemnification out of trust property for all loss and expense of any shareholder held personally liable for the obligations of a trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular trust would be unable to meet its obligations.

II. United States Investment Company Laws and Enforcement

A. General

In the United States, pooled investment management arrangements which offer shares to the public are governed by a variety of federal statutes and regulations. Most mutual funds are subject to these laws. Among the more significant of these statutes are:

1. Investment Company Act of 1940

The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and

Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

2. Securities Act of 1933

The Securities Act of 1933, as amended (the "1933 Act"), regulates many sales of securities. The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

3. Securities Exchange Act of 1934

The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

4. The Internal Revenue Code

An investment company is generally an entity subject to federal income taxation under the Internal Revenue Code of 1986, as amended (the "Code"). However, under the Code, an investment company may be relieved of federal taxes on income and gains it distributes to shareholders if it qualifies as a "regulated investment company" under the Code for federal income tax purposes and meets all other necessary requirements.

5. Other laws

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.

B. Outline of the Supervisory Authorities

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

1. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

2. State authorities typically have broad authority to regulate the activities of brokers, dealers, or other persons directly or indirectly engaged in activities related to the offering and sale of securities to their residents or within their jurisdictions.

C. Offering Shares to the Public

An investment company ("investment company" or "fund") offering its shares to the public must meet a number of requirements, including, among other things, registration as an investment company under the 1940 Act; registration of the sale of its shares under the 1933 Act; registration of the fund, the sale of its shares, or both, with state securities regulators; delivery of a current prospectus to current or prospective investors; and so forth. Many of these requirements must be met not only at the time of the original offering of the fund's shares, but compliance must be maintained or updated from time to time throughout the life of the fund.

D. Ongoing Requirements

Under U.S. law, a fund that continuously offers its shares is subject to numerous ongoing requirements, including, but not limited to;

1. Updating its prospectus if it becomes materially inaccurate or misleading;

2. Annual update of its registration statement;

3. Filing semi-annual and annual financial reports with the SEC and distributing them to shareholders;

4. Annual trustee approval of investment advisory arrangements, distribution plans, underwriting arrangements, errors and omissions/director and officer liability insurance, foreign custody arrangements, and independent registered public accounting firm;

5. Maintenance of a code of ethics; and

6. Periodic board review of certain fund transactions, dividend payments, and payments under a fund's distribution plan.

III. Management of a Fund

The board of directors or trustees of a fund are responsible for generally overseeing the conduct of a fund's business. The officers and agents of a fund are generally responsible for the day-to-day operations of a fund. The trustees and officers of a fund may or may not receive a fee for their services.

The investment adviser to a fund is typically responsible for implementing the fund's investment program. The adviser typically receives a fee for its services based on a percentage of the net assets of a fund. Certain rules govern the activities of investment advisers and the fees they may charge. In the United States, investment advisers to investment companies must be registered under the Investment Advisers Act of 1940, as amended.

IV. Share Information

A. Valuation

Shares of a fund are generally sold at the net asset value next determined after an order is received by a fund, plus any applicable sales charges. A fund normally calculates its net asset value per share by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are typically valued as of the close of regular trading on the New York Stock Exchange (4:00 p.m., New York time) each day the Exchange is open.

B. Redemption

Shareholders may generally sell shares of a fund to that fund any day the New York Stock Exchange is open for business at the net asset value next computed after receipt of the shareholders' order. Under unusual circumstances, a fund may suspend redemptions, or postpone payment for more than seven days, if permitted by U.S. securities laws. A fund may charge redemption fees as described in its prospectus.

C. Transfer agency

The transfer agent for a fund typically processes the transfer of shares, redemption of shares, and payment and/or reinvestment of distributions.

V. Shareholder Information, Rights and Procedures for the Exercise of Such Rights

A. Voting Rights

Voting rights vary from fund to fund. In the case of many funds organized as Massachusetts business trusts, shareholders are entitled to vote on the election of trustees, approval of investment advisory agreements, underwriting agreements, and distribution plans (or amendments thereto), certain mergers or other business combinations, and certain amendments to the declaration of trust. Shareholder approval is also required to modify or eliminate a fundamental investment policy.

B. Dividends

Shareholders are typically entitled to receive dividends when and if declared by a fund's trustees. In declaring dividends, the trustees will normally set a record date, and all shareholders of record on that date will be entitled to receive the dividend paid.

C. Dissolution

Shareholders would normally be entitled to receive the net assets of a fund which were liquidated in accordance with the proportion of the fund's outstanding shares owned.

D. Transferability

Shares of a fund are typically transferable without restriction.

E. Right to Inspection

Shareholders of a Massachusetts business trust have the right to inspect the records of the trust as provided in the declaration of trust or as otherwise provided by applicable law.

VI. Tax Matters

The following is a brief summary of some of the important United States federal (and, where noted, state) income tax consequences affecting the Fund’s shareholders who are not treated as “United States persons” under the Internal Revenue Code of 1986, as amended (the “Code”), and who are not engaged in the conduct of a trade or business in the United States. Such shareholders are referred to in this discussion as “non-U.S. shareholders.” Shareholders who are treated as United States persons or hold Fund shares in connection with the conduct of a trade or business in the United States should consult the tax discussion in the Fund’s Prospectus and Statement of Additional Information. Shareholders residing in Japan should consult "Tax Treatment of Shareholders in Japan" on page 37 of the Securities Registration Statement for information regarding the Japanese tax consequences of investing in shares of the Fund. The following discussion is very general and subject to change. Therefore, prospective investors are urged to consult their own tax advisors about the impact an investment in the Fund may have on their own tax situations.

To ensure compliance with requirements imposed by the United States Internal Revenue Service, you are hereby notified that the United States tax advice contained herein (i) is written in connection with the promotion or marketing by the Fund of the transactions or matters addressed herein, and (ii) is not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding United States tax penalties. Each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

A. U.S. Taxation of the Fund

The Fund intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the

"Code").

As a RIC qualifying to have its tax liability determined under Subchapter M, the Fund will not be subject to U.S. federal income tax on any of its net investment income or net realized capital gains that are distributed to its shareholders in a timely manner. In addition, as long as it qualifies as a RIC under the Code, under present Massachusetts law, the Fund is not subject to any excise or income taxes in Massachusetts.

In order to qualify as a RIC and to receive the favorable tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things,

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, securities of other RICs and other securities limited in respect of any one issuer to a value not more than 5% of the value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof; (ii) that derives at least 90% of its income from the passive income sources defined in Code section 7704(d); and (iii) derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of meeting the diversification requirement described in (b) above, in the case of the Fund’s investment in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. Finally, for purposes of paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, defined in "B" below).

If the Fund were to fail to qualify as a RIC accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of the distributions may be eligible for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. Investment company taxable income (which is retained by the Fund) will be subject to tax at regular corporate rates. The Fund may also retain for investment its net capital gain. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain for Capital Gain Dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury regulations permit a regulated investment company, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

If the Fund were to fail to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund would be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Capital Gain Dividends are made after applying any available capital loss carryovers.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the Dividend Reinvestment Plan.

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2011. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

The Fund's transactions in non-U.S. currencies, non-U.S. currency-denominated debt securities and certain non-U.S. currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned.

Investment by the Fund in "passive foreign investment companies" (“PFICs”) could subject the Fund to a U.S. federal income tax or other charges on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the PFIC as a "qualified electing fund."

A PFIC is any non-U.S. corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and non-U.S. currency gains. Passive income for this purpose does not include rents and royalties received by the non-U.S. corporation from active business and certain income received from related persons.

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, which may result in the shareholder's not getting a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

B. U.S. Tax Treatment of Non-U.S. Citizens

Distributions from the Fund to non-U.S. shareholders will generally be subject to withholding of United States federal income tax at a rate of 30% unless an applicable income tax treaty reduces or eliminates the withholding tax and the non-U.S. shareholder complies with certain certification requirements. For residents of Japan, the withholding tax rate applicable to distributions from the Fund will generally be subject to withholding of United States federal income tax at a reduced rate of 10% under the United States-Japan tax treaty. Notwithstanding the above, distributions of properly designated Capital Gain Dividends, Interest-Related Dividends and Short-Term Capital Gain Dividends (all defined below) will generally not be subject to withholding of United States federal income tax.

Under U.S. federal tax law, a beneficial holder of shares who is a non-U.S. shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on properly designated distributions of net capital gains from the sale of investments that a Fund owned for more than 12 months (a “Capital Gain Dividend”). However, a non-U.S. shareholder may be subject to U.S. federal income tax if (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.

Effective for taxable years of a Fund beginning before January 1, 2010, a Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a non-U.S. shareholder (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the non-U.S. shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the non-U.S. shareholder and the non-U.S. shareholder is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual non-U.S. shareholder, to the extent such distributions are properly designated by the Fund (an “Interest-Related Dividend”), and (ii) with respect to distributions (other than distributions to an individual non-U.S. shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund (a “Short-Term Capital Gain dividend”). The Fund may opt not to designate dividends as Interest-related Dividends or Short-term Capital Gain Dividends to the full extent provided by the Code. As noted above, Capital Gain Dividends are not subject to withholding of U.S. federal income tax.

Absent legislation extending these exemptions for taxable years beginning on or after January 1, 2010, these special withholding exemptions for interest-related and short-term capital gain dividends will expire and these dividends generally will be subject to withholding as described above. It is currently unclear whether Congress will extend the exemptions for tax years beginning on or after January 1, 2010.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

A beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends [or exempt-interest dividends] unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States [or] (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met.

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number, who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Distributions will not be subject to backup withholding to the extent they are subject to the withholding of United States federal income tax. Any amounts withheld may be credited against the shareholders U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, the foreign investor must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign investors in the Fund should consult their tax advisers in this regard.

If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

The federal income tax discussion set forth above is for general information only.

Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

VII. Important Participants in Offering of Mutual Fund Shares

A. Investment Company

Certain pooled investment vehicles qualify as investment companies under the 1940 Act. There are open-end investment companies (those which offer redeemable securities) and closed-end investment companies (any others).

B. Investment Adviser/Administrator

The investment adviser is typically responsible for the implementation of an investment company's investment program. It, or another affiliated or unaffiliated entity, may also perform certain record keeping and administrative functions.

C. Underwriter

An investment company may appoint one or more principal underwriters for its shares. The activities of such a principal underwriter are generally governed by a number of legal regimes, including, for example, the 1940 Act, the 1933 Act, the 1934 Act, and state laws.

D. Transfer Agent

A transfer agent performs certain bookkeeping, data processing, and administrative services pertaining to the maintenance of shareholder accounts. A transfer agent may also handle the payment of any dividends declared by the trustees of a fund.

E. Custodian

A custodian's responsibilities may include, among other things, safeguarding and controlling a fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a fund's investments.

IV. FORM OF FOREIGN INVESTMENT FUND SECURITIES

Main items to be set forth on the share certificate of the Fund (if issued) are as follows:-

(1) Front

a. Name of the Fund

b. Number of shares represented

c. Signatures of the Chairman and Transfer Agent

d. Description stating that the Declaration of Trust applies to shareholders and assignees therefrom

(2) Back

a. Space for endorsement

b. Description concerning delegation of transfer agency

V. MISCELLANEOUS

III. MISCELLANEOUS

(1) The ornamental design is used on the cover page of the Japanese Prospectus.

(2) Outline of the Prospectus may be included at the beginning of the Prospectus, summarizing the content of "Part I. INFORMATION CONCERNING SECURITIES", "I. DESCRIPTION OF THE FUND" in "PART II. INFORMATION CONCERNING FUND" and "II. OUTLINE OF OTHER RELATED COMPANIES" in "PART IV. SPECIAL INFORMATION", of the SRS and Contract Concerning a Foreign Securities Transactions Account and other prescribed contracts and the related regulation of the Distributor regarding the subscription and payment, etc. (for example, the time limit for the application of the Shares).

Up-to-date information regarding "(A) Diversification of Investment Portfolio" and "(C) Results of Past Operations" of "5. STATUS OF INVESTMENT FUND" in "I. DESCRIPTION OF FUND" in "PART II. INFORMATION CONCERNING FUND" and regarding "IV. FINANCIAL CONDITIONS OF THE FUND" in "PART III. DETAILED INFORMATION CONCERNING FUND", which will be available from time to time after the filing of the SRS, may be shown in the table, and such information may be shown graphically in addition to in a table form as an attachment to the Prospectus. Also, the foreign exchange rate related to the Fund may be shown.

"II. OUTLINE OF OTHER RELATED COMPANIES" and Annex to “V. MISCELLANEOUS” in "PART IV. SPECIAL INFORMATION" of the SRS are included in the Prospectus to be delivered.